UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09094

Leuthold Funds, Inc.
(Exact name of registrant as specified in charter)

150 South Fifth Street, Suite 1700, Minneapolis, MN 55402
(Address of principal executive offices) (Zip code)

John Mueller

Leuthold Weeden Capital Management

150 South Fifth Street, Suite 1700, Minneapolis, MN 55402
(Name and address of agent for service)

612-332-9141

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

(a)

Annual Report
September 30, 2022

LEUTHOLD FUNDS

Leuthold Core Investment Fund

Retail Class Shares LCORX

Institutional Class Shares LCRIX

Leuthold Global Fund

Retail Class Shares GLBLX

Institutional Class Shares GLBIX

Leuthold Select Industries Fund

LSLTX

Grizzly Short Fund

GRZZX

Leuthold Core ETF

LCR

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this annual report is accurate or complete. Any representation to the contrary is a criminal offense. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Inside Cover - blank

Leuthold Funds

Table of Contents

Leuthold Funds - 2022 Annual Report	1

Leuthold Funds

Letter to Shareholders

Dear Leuthold Fund Shareholders:

Policymakers did everything in their power to ensure the Twenties would “roar;” nearly a full decade’s worth of stimulus was front-loaded into the first couple of years of the 2020s: $5 trillion in extra federal spending and a matching amount of QE1 to finance it.

The result was a free lunch for the stock market in 2021. Unfortunately, based on numbers for equity mutual fund and ETF flows, investors greedily stuck around until the bill came due. And the tally keeps rising: Over the last couple of years, the cumulative 14.5% upswing in the CPI2 has nearly caught up with the S&P 500’s gain (+15.9%).

In the 1930s, Will Rogers said, “It’s almost worth the Great Depression to learn how little our big men know.” Investors might have a similar feeling about 2022.

At the onset of the fiscal year last October, Leuthold tactical funds were positioned in a neutral stance, with net stock exposure of around 53%. Our quantitative disciplines turned bearish in mid-January, and equities were further reduced. That shift to a negative posture could have hardly been more perfectly timed— January 3rd was soon to be recognized as the ultimate peak of the bull market that rose from the ashes of the 23-day bear market in 2020. Our tactical funds maintained lower stock exposure for the rest of the fiscal year.

The deteriorating monetary backdrop was a key reason for the flip to a bearish stance in January, and monetary conditions only worsened. Inflation-adjusted growth in the M23 money supply turned negative for the first time since 2010, and—following +25 bps4 and +50 bps federal funds5 rate hikes in March and May—the Federal Reserve thrice lifted the rate another 75 bps between June and mid-September. The Index of Leading Economic Indicators6 has contracted at more than 5% (annualized) in the last six months, which is significant because declines of that size were followed (within months) by a recession in eight of the eight previous cases. Yet, this year’s consumer price inflation of 9% meant the Fed had no choice but to tighten aggressively into an economic backdrop that would normally have forced the Fed to ease.

A profit recession is in progress, and we believe an economic downturn is highly probable within the next twelve months. Some experts contend that the stock market already discounts a recession. That’s wishful thinking, in our view. At its mid-June low, the S&P 500 was down nearly 24%, while the drop in the NASDAQ Composite7 and Russell 20008 were deeper than -30%. While those are substantial losses, the associated improvement in stock valuations wasn’t as notable because they had become so excessive during the 2021 bull market: Based on price-to-earnings measures, at this year’s June market low, the S&P 500 was still 30% above the priciest reading at the bottom of any prior bear market—and it matched the high at the February 2020 bull market peak.

1Quantitative Easing (QE) is a form of monetary policy used by central banks to spur economic activity.

2The Consumer Price Index (CPI) measures the change in prices paid by consumers for goods and services.

3M2 is a measure of the money supply that includes cash, checking deposits, and easily-convertible near money.

4Basis Points (bps) is a performance measure. One basis point (1 bps) is equivalent to 0.01%.

5The interest rate at which banks and other depository institutions lend money to each other, usually on an overnight basis.

6The Index of Leading Economic Indicators is a system of analysis that evaluates economic data to try to forecast future economic trends.

7A stock market index that includes almost all stocks listed on the Nasdaq stock exchange; it is heavily weighted toward the IT sector.

8A small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000 Index.

2	Leuthold Funds - 2022 Annual Report

Leuthold Funds

Letter to Shareholders (continued)

So, is it plausible that the 2022 losses-to-date have adequately deflated the bubble to be confident in boosting stock exposure? It strikes us as reckless to think that valuation levels at a bear market low could be as lofty as in February 2020—the top of an eleven-year-long bull market—especially when consumer price inflation has quadrupled.

After a swift 17% bounce between June 17th and August 16th, the stock market made a hard retreat and, in September, suffered its worst monthly loss (-9.3%) since the start of the pandemic. It closed the fiscal year with a bit deeper bear market loss than at the June low. Through September, the -25% S&P 500 YTD return improved the outlook on the valuation front, although our analysis suggests that if the market reverted to its median level, based on 1957-to-date statistics, it would equate to another -21%. Some think that measuring back to 1957 is far too much history for modern market estimates. Therefore, we also calculate the downside possibility using “new-era” history (1995-to-date), which, as of September 30th, reveals a much more optimistic scenario: a decline of just 5%.

All that said, we are asset managers, not economists. The stream of recessionary signals could quickly abate—as they did in mid-2006. If a recession is in the works, it’s worth mentioning that many of the best stock-buying opportunities occurred well before the consensus officially classified a downturn as a recession. Such an occasion could materialize in the months ahead, and we’ll rely on the weight of the evidence from our disciplines to identify it.

ANNUAL PERFORMANCE REVIEW
Tactical Asset Allocation—Domestic & Global Mutual Funds

For the fiscal year (FY) ending September 30th, the retail share class of the Leuthold Core Investment Fund (Core) had a total return (TR) of -8.19%—a considerable improvement over the S&P 500 -15.47% TR and that of its peer funds, represented by the Morningstar Tactical Allocation category (-14.21% TR). The Leuthold Global Fund (Global) performance was -9.92% TR (retail share class)—far superior to the MSCI All Country World Index (ACWI) -20.66% TR, and the -15.64% TR for its peer funds in the Morningstar World Allocation category.

Tactical Long Equity Exposure

Traditional long-stock investments comprised a FY monthly average of 62% and 63%, respectively, in the Core and Global Funds. The U.S.-traded stocks in Core returned -15.21% TR—about on par with the loss in the S&P 500. The Global Fund’s equities were down by a similar amount (-16.26% TR) but nicely outpaced the ACWI. Each strategy’s specific equity-performance drivers are further detailed in this review under the heading “Leuthold Select Industries and Leuthold Global Industries.”

Tactical Equity Hedge

The equity hedge was an 11% weight in each Fund last October. That reduced net stock exposure to 52- 53%. The hedge was increased in January, and as market volatility spiked during the ensuing months, a series of additional adjustments were implemented. As of the end of September, our work indicates the bear market has not run its course, and Leuthold tactical portfolios closed the FY with a very defensive net equity position of 37%. The hedges did their job as global stock markets tumbled; it was the only allocation in either Fund that produced a measurable gain.

Leuthold Funds - 2022 Annual Report	3

Leuthold Funds

Letter to Shareholders (continued)

Tactical Fixed Income

Fixed income stands at a historically low level of 15%; the average duration is 5.4 years. Looking ahead, though, this year’s sharply higher yields, a near-term inflation peak, and a dramatically slowing economy have all improved the risk/reward relationship for government bonds.

All our fixed-income securities registered losses over the last twelve months, but because of their small weight, they had little effect on portfolio return. The largest holding among investment-grade bonds was 7% in Developed Market Sovereign Debt. Corporate bonds, Treasury Inflation-Protected Securities, Mortgage-Backed Securities, and Emerging Market Sovereign Debt had lesser weights ranging between 0.5% and 3.5%. In addition, the portfolios contained roughly 1% in High Yield bonds.

Tactical Commodities Exposure: Gold

The portfolio weight in gold started at 4% in October 2021; it was gradually reduced by more than half late last spring and ended September at 1.9% in each Fund. With interest rates on a stubborn upswing concurrent with exceptional U.S.-dollar strength, gold moved in the same direction as stocks this year, contrary to its typical nature. Normally, gold functions as a portfolio diversifier with the potential to offset weakness in other asset classes. In that regard, the gold allocation was a disappointment over the last twelve months, although it did not have a bearing on overall performance because of its minimal weight.

Leuthold Core ETF

The Leuthold Core ETF (Core ETF) aligns its stock market investments based on the same disciplines that guide the Leuthold Core Investment Fund. The Core ETF builds its equity portfolio using third-party, equity-industry, and equity-sector ETFs to approximate the composition obtained via individual stocks in the mutual fund version of the strategy. Likewise, associated fixed income, alternatives, and other prospective assets are captured through ETF concentrations and typically match the characteristics of those in the Core Investment Fund. Respective weights may vary depending on the availability of equivalent ETF securities. Ultimately, the goal is to deliver comparable performance as the Core Investment Fund. This version of our flagship Core methodology affords ETF investors the means to obtain exposure to the Leuthold style of active asset allocation and original investment themes.

The Core ETF had a -8.34% NAV total return (-8.41% market TR) for the FY ending September 2022. That was considerably ahead of the S&P 500 -15.47% TR. Reflecting the same disciplines as the tactical mutual fund, the Core ETF was situated conservatively at the beginning of the FY, with net equity exposure of 53%. Over the next few months, the disciplines indicated that more caution would be prudent, so the equity hedge was gradually increased, taking net stocks to a low of 41% as of fiscal year-end. Outperformance versus the benchmark was a function of two dynamics: 1) better results from the underlying equities, and 2) the value-add of having the flexibility to turn more defensive in the event of broad stock market weakness.

4	Leuthold Funds - 2022 Annual Report

Leuthold Funds

Letter to Shareholders (continued)

Core ETF: Performance Drivers

Average monthly gross stock exposure (i.e., excluding the equity hedge) was 52% during the FY. With stocks spiraling into a bear market in 2022, the portfolio’s holdings combined for the worst return of all allocations. Diversified Information Technology (IT) investments made up the most prominent exposure, size-wise, and were the largest detractors at the sector level. Adding to that loss were Financial stocks, including Broker-Dealers, Insurance companies, and Regional Banks. Other headwinds of note came from equity subsets within Consumer Discretionary (Retailers and Homebuilders).

There was one equity segment that counteracted losses by a measurable amount: diversified exposure to the Energy sector. Twelve months ago, the Core ETF had zero allocation to Energy stocks, but its addition in late 2021 was well-timed and decidedly additive.

A hedge to the long-stock position was in place all year, with a monthly average weight of around 5%; the position reduced net equity exposure to about 47% on average. As market volatility intensified in 2022 and global stock markets dove into a bear market, the hedge was a big advantage, offsetting losses from its traditional stock holdings. Overall, the hedge did its job; it was the best-performing allocation, with a gain in the double digits.

The Core ETF’s investment-grade fixed income (FY average 25% of assets) consisted of Developed Market Sovereign Debt (the largest weight at 18%), Treasury Inflation-Protected Securities, Corporate bonds, Emerging Market Sovereign Debt, and Mortgage-Backed Securities. Fixed income outside of the Developed Market debt had much lower weights of 1-3%. Besides investment-grade debt, the Core ETF had a minimal stake in High Yield bonds (nearly 1%). None of the fixed income holdings had a positive contribution to return but weren’t materially detractive either.

In addition to traditional fixed income, the Core ETF had 15% in short-duration Treasury securities classified as cash equivalents; while they have the potential to offer a bit more upside than the yield of “plain-old cash,” the position was not productive this year.

Gold was the sole representative of the commodities asset class. With interest rates on a stubborn upswing concurrent with exceptional U.S.-dollar strength, gold moved in the same direction as stocks in 2022, contrary to its typical nature. It usually acts as a portfolio diversifier and has the potential to offset weakness in other asset classes, so in that regard, it was disappointing. The allocation began at 4% in October 2021 and was reduced in half by last spring. Because of the minimal size of the holding, despite the net loss, gold did not materially impact the Core ETF’s twelve-month return.

Leuthold Select Industries and Leuthold Global Industries
Long Equity Exposure—Domestic & Global

Leuthold Select Industries (SI) and Leuthold Global Industries (GI) invest in portfolios of stocks to build concentrations in industries that have attractive characteristics. The goal is to capture positive momentum among groups of stocks that are inclined to perform similarly due to their affiliation with an industry or because of shared dynamics that may be advantageous for the market conditions.

Leuthold Funds - 2022 Annual Report	5

Leuthold Funds

Letter to Shareholders (continued)

The equity universe for the SI Fund is composed of 3,000 domestically traded securities. The GI universe contains roughly 5,000 globally traded equities. Each has prerequisites for stock eligibility, such as minimum liquidity thresholds.

Major stock market indexes around the globe turned sharply lower in the first half of 2022, with the S&P 500 ultimately claiming bear market status in mid-June. It’s been a rough ride for investors, and our SI and GI strategies were not spared. Nearly every style-box, sector, and market-cap segment amassed losses that could be classified as either a major correction or an out-and-out bear market.

For the FY ending September 2022, the Leuthold SI Fund produced -16.21% TR, a bit lower than the - 15.47% TR for the S&P 500 and its peer-fund category, Morningstar Mid-Cap Blend (-15.64% TR). Leuthold GI equities (the global long-stock exposure in the Leuthold Global Fund) generated -17.30% TR—a considerable improvement over the MSCI ACWI (-20.66% TR) and its peer funds, as reflected by the Morningstar Global Large-Stock Blend average (-19.64% TR).

Equity Sector/Industry Group Drivers

(Relative performance and overweight/underweight refer to corresponding benchmark exposure.)

During the fourth quarter of 2021, Energy stocks were purchased for the first time in at least eight years— a hat-tip to our quantitative ratings for promptly identifying the newfound attractiveness. For over seven years, the Energy sector had languished in the bottom half of our rankings—the last time Energy rated strong enough for us to consider investing was mid-2014. Last November, the sector’s score jumped from the very worst to the third best. With that high-conviction move, Energy appeared to be transitioning into a new phase of leadership, and an assortment of Oil & Gas-related stocks was purchased.

The powerful momentum of Energy stocks in 2022 made it the best sector performer for SI and GI portfolios alike. YTD through September, it is the only S&P 500 sector in positive territory. The SI Fund had an average Energy position over twice that of the S&P 500, while GI was nearly three times heavier than the ACWI.

Energy exposure that drove the SI gain came from the combined results of stocks associated with Integrated Oil & Gas and Oil & Gas Exploration. Key to GI’s strong Energy return were equities connected to the global version of the Oil & Gas Exploration group.

The only other constructive sector for SI investments was Health Care. While the SI Fund and the S&P 500 had about the same exposure, SI outdid the benchmark’s results—indicating that SI stock selection was value-added over the S&P 500’s passive approach. Specifically, Managed Health Care stocks drove the positive return from the SI’s Health Care weight. In addition, that group was the best performer out of all the industry concentrations in the SI portfolio and far exceeded that of the S&P 500’s smaller weight.

Among GI equities, aside from Energy, there was one other moderately constructive sector: Utilities. Despite being a negligible allocation in GI versus the ACWI, it had a small gain. It was additionally value-added in the sense that the benchmark’s larger position earned a loss. The underlying Utilities equities held in GI included Gas, Water, Electric, and Independent Power Producers.

6	Leuthold Funds - 2022 Annual Report

Leuthold Funds

Letter to Shareholders (continued)

Concerning SI portfolio detractors, the biggest damage came from four sectors: Info-Tech, Financials, Consumer Discretionary, and Materials. Of those, Info-Tech (underweight the benchmark) performed the worst but outperformed the S&P 500’s exposure. The latter three sectors had much higher relative weights, which factored into the substantial underperformance compared to the respective positions in the S&P 500.

Semiconductor Equipment stocks were the prevailing industry detractors leading to the SI’s Info-Tech sector loss. On an absolute and relative basis, the group significantly trailed the minimal exposure in the S&P 500. General Merchandise Stores and Homebuilders largely accounted for the negative results of the Discretionary sector, while Investment Banking and Consumer Finance had big losses under the Financials umbrella. Diversified Metals & Mining and Steel drove the downside booked for the Materials sector. In addition to those concentrations, there was a standout loser from the Industrials sector—a package of Human Resources stocks. All the groups noted were heavily overweight versus the S&P 500.

Sectors that negatively affected results in GI were Info-Tech, Financials, and Industrials. Info-Tech was underweighted but performed as poorly as the IT exposure in the ACWI. GI had much heavier weightings in Financials and Industrials, yet both performed nearly on par with the benchmark.

The GI strategy’s Financials sector weakness was broad-based, with Investment Banking & Brokerage and Regional Banks being the two worst. Info-Tech’s most damaging effect on GI return was isolated among Semiconductor Equipment and Semiconductor stocks. Relative to the benchmark, Semi-Equipment was a huge overweight and underperformed; alternatively, the weight and performance of Semiconductors were in line with the index. Meanwhile, equities from the Marine industry and Air Freight & Logistics steered the losses contributed by the Industrials sector; each group was overweight and materially underperformed. Lastly, a sleeve of Homebuilding stocks from the Consumer Discretionary sector was one of the portfolio’s worst industry concentrations overall.

Country Effect: Global Industries

During the last twelve months, any advantage from country-level concentrations was negligible. At best, GI exposure to Canadian stocks (a marginally higher weight than in the ACWI) was the only country emphasis that produced (slightly) measurable additive performance.

On the flip side, the U.S. was the worst-performing country for GI during the FY—but with a 6% lower allocation than the ACWI, GI equities did better than the benchmark by losing less. Other notable detractors at the country level were the U.K. and Taiwan—both were moderately heavier than the ACWI, and they substantially underperformed.

Grizzly Short Fund
Short-Only Equity Exposure

The Grizzly Short Fund aims to be 100% short individual stocks. Investors use it for various reasons, such as attempting to profit from declining stock prices, diversification, smoothing out volatility, and managing capital gains/losses.

Leuthold Funds - 2022 Annual Report	7

Leuthold Funds

Letter to Shareholders (continued)

This is an actively managed strategy that employs a quantitative methodology for security selection. The Fund obtains inverse exposure to stocks trading at prices that don’t appear sustainable based on the company’s underlying fundamentals; it will profit if portfolio holdings decline in price.

For the FY ending September 2022, the Grizzly Short Fund produced a +29.37% TR. It was substantially ahead of the S&P 500 inverse results (+15.47% TR) and the inverse S&P 400 MidCap Index (+15.25% TR) and the inverse.

Equity Sector/Industry Group Drivers
(Relative performance and overweight/underweight refer to the S&P 500’s corresponding exposure.)

Even with a sizeable underweight to the Info-Tech sector, the Grizzly Short Fund’s allocation gained more than double that of the benchmark’s holdings. About one-half of the Fund’s return was courtesy of a big position in Application Software stocks; it was the largest concentration in the overall portfolio for the entire fiscal year. Stocks from the Internet Services & Infrastructure sub-group were a secondary boost to the Fund’s IT-related gain.

The Grizzly Short Fund additionally profited from arbitrary sectors outside of the IT domain. Those with the most significant contribution to absolute return were stocks associated with the industries of Health Care Equipment, Specialty Chemicals, Movies & Entertainment, Hotels & Cruise Lines, and Financial Exchanges. Market exposure to each was materially higher in the Fund than in the S&P 500, and all outperformed on a relative basis.

While this year’s volatility and bear market in stocks created a near-perfect setting for the Grizzly Short strategy, there were nevertheless a handful of investments that were not constructive. The Energy sector, specifically, was the primary offender. It is not only the best-performing S&P 500 sector YTD but the only broad market sector with a gain, thus far, in 2022. The Fund lost money from stocks affiliated with several Energy groups: Oil & Gas Drilling, Oil & Gas Equipment, Oil & Gas Production, Oil & Gas Refining, and Oil & Gas Storage & Transportation.

Because it is actively managed, the Grizzly Short Fund’s sector and industry concentrations may noticeably fluctuate from the benchmark. The Fund has policies that limit the size of positions at both the sector and industry levels. Likewise, portfolio weights for individual stocks are contained in a much narrower range than the market-cap-weighting systems used by many broad market indexes. Those parameters safeguard against the possibility of individual stocks having an outsized effect on performance because of a disproportionately large portfolio weight.

If It Ain’t Broken…

Before establishing himself as a nationally respected investment strategist, our firm’s founder, Steve Leuthold, had many other callings (though none were clergical). To name a few he did explore: a fry cook, a law student who switched to a history major, commodities market trading at Cargill, bar- and dance-club proprietor, and songwriter/guitar player in the band Steve Carl & The Jags.

https://www.youtube.com/watch?v=ms8DmI1iVEg

Steve joined the Army Reserve in 1960, where his commodities-trading knowledge from Cargill landed him a desk job overseeing his captain’s portfolio of investments. That experience led to an analyst job at Paine Webber, which is where he developed the Major Trend Index (MTI)—a means to monitor the underlying health of the stock

8	Leuthold Funds - 2022 Annual Report

Leuthold Funds

Letter to Shareholders (continued)

market by charting and rating the condition of every relevant metric, financial statistic, and sentiment gauge that was available. The outcome of that labor-intensive, weekly discipline is a composite score that fits into the range of one of three categories: “Positive,” “Negative,” or “Neutral.” Because of the comprehensive database employed and the impartiality of its quantitative framework, Steve said the MTI gave him the conviction to “act” (i.e., buy, sell, or stand pat) when the message of the data changed from one status to another.

The MTI is still in use today, still calculated weekly, and involves nearly 130 different inputs. It continues to be the chief input and the first step when structuring equity exposure in tactical portfolios. Although it may not perform perfectly for every condition or might occasionally need an adjustment, a methodically crafted tool doesn’t become useless because of its age. Our confidence in the disciplines that drive Leuthold investment strategies is as strong as Steve’s was sixty years ago when he originally constructed the MTI.

Portfolio managers’ egos can be lifted when performance is good and bruised when results are poor. Besides self-esteem, the Leuthold team bears the implications of its investment choices from the perspective of personal finances, as well, because they are shareholders, too; performance is as important to each person at Leuthold Funds as it is for every other shareholder. Your support is valued greatly. Thank you for trusting us with your assets.

Sincerely,

Doug Ramsey, CFA, CMT
CIO & Co-Portfolio Manager

Chun Wang, CFA, PRM Co-Portfolio Manager	Scott Opsal, CFA Co-Portfolio Manager

Greg Swenson, CFA Co-Portfolio Manager	Phil Segner, CFA Co-Portfolio Manager

Leuthold Funds - 2022 Annual Report	9

Leuthold Funds

Letter to Shareholders (continued)

The Leuthold Core ETF is structured as a fund-of-funds and is subject to the same risks as the funds it holds. Investors will incur the expenses of the Core ETF in addition to fees of the underlying funds in the portfolio. As with all ETFs, Core ETF shares may be bought and sold in the secondary market at market prices. The market price normally should approximate the Core ETF net asset value per share (NAV), but the market price may sometimes be higher or lower than the NAV.

Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility, and limited regulation. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid, and more volatile than securities markets in more developed markets.

Leuthold Funds use short sales, which involve substantial risk. The loss on a short sale is, in principle, unlimited since there is no upward limit on the price of a shorted asset. The Funds may invest in Underlying Investments that principally invest in the commodities markets through investment in managed futures programs. Such investments may subject an Underlying Investment to greater volatility than investments in traditional securities.

The Funds may invest in Underlying Investments that primarily invest in high-yield securities (also known as junk bonds). Although high-yield securities generally pay higher rates of interest than investment-grade bonds, high-yield securities are speculative, high-risk investments that may cause income and principal losses for such Underlying Investments and, consequently, negatively affect the value of the investment in such Underlying Investments.

10	Leuthold Funds - 2022 Annual Report

Leuthold Funds

(Unaudited)

Leuthold Core Investment Fund
Allocation of Portfolio Holdings
September 30, 2022

Leuthold Global Fund
Allocation of Portfolio Holdings
September 30, 2022

^ Amount is less than 0.05%.

Reflected as a percent of absolute value of investments and securities sold short.

Leuthold Funds - 2022 Annual Report	11

Leuthold Funds

(Unaudited)

Leuthold Select Industries Fund
Allocation of Portfolio Holdings
September 30, 2022*

Materials 6.1%
Health Care 21.1%
Consumer Staples 6.9%
Information Technology 18.1%
Industrials 10.7%
Energy 11.8%
Financials 12.8%
Consumer Discretionary 12.5%

Grizzly Short Fund
Allocation of Securities Sold Short
September 30, 2022

Grizzly Short Fund

Allocation of Securities Sold Short

September 30, 2022

Utilities 1.8%
Real Estate 2.0%
Energy 2.1%
Communication Services 2.8%
Consumer Staples 3.7%
Materials 5.4%
Financials 7.5%
Consumer Discretionary 8.4%
Information Technology 9.5%
Industrials 10.0%
Health Care 10.9%
Sector Funds 17.9%
Index Funds 18.0%

* Excludes short-term investments less than 5% of net assets.

Reflected as a percent of absolute value of investments and securities sold short.

12	Leuthold Funds - 2022 Annual Report

Leuthold Funds

(Unaudited)

Leuthold Core ETF
Allocation of Portfolio Holdings
September 30, 2022

Leuthold Funds - 2022 Annual Report	13

Leuthold Core Investment Fund - Retail Class - LCORX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2022

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Core Investment Fund - Retail Class - LCORX	-8.19%	4.49%	3.57%	5.99%	7.63%
S&P 500 Index	-15.47%	8.16%	9.24%	11.70%	8.92%
Morningstar Tactical Allocation Category Average	-14.21%	1.69%	2.01%	3.01%	4.60%
Bloomberg Global Aggregate Index	-20.43%	-5.73%	-2.32%	-0.93%	n/a

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

The Morningstar Tactical Allocation Category Average is a composite comprised of funds that incorporate a tactical asset allocation strategy which is the process by which the asset of a fund is changed on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.

The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

Index and composite figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices and composite are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $10,000 made on November 20, 1995 (commencement of operations). Returns shown include the reinvestment of all dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. The gross expense ratio per the most recently filed prospectus dated January 31, 2022 was 1.41%.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For performance data current to the most recent month-end, please call Leuthold Funds’ Shareholder Services, toll-free: 1-800-273-6886.

14	Leuthold Funds - 2022 Annual Report

Leuthold Core Investment Fund - Institutional Class - LCRIX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2022

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Core Investment Fund - Institutional Class - LCRIX	-8.08%	4.58%	3.68%	6.10%	5.18%
S&P 500 Index	-15.47%	8.16%	9.24%	11.70%	8.55%
Morningstar Tactical Allocation Category Average	-14.21%	1.69%	2.01%	3.01%	2.97%
Bloomberg Global Aggregate Index	-20.43%	-5.73%	-2.32%	-0.93%	1.93%

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

The Morningstar Tactical Allocation Category Average is a composite comprised of funds that incorporate a tactical asset allocation strategy which is the process by which the asset of a fund is changed on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.

The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

Index and composite figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices and composite are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $1,000,000 made on January 31, 2006 (commencement of operations). Returns shown include the reinvestment of all dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. The gross expense ratio per the most recently filed prospectus dated January 31, 2022 was 1.31%.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For performance data current to the most recent month-end, please call Leuthold Funds’ Shareholder Services, toll-free: 1-800-273-6886.

Leuthold Funds - 2022 Annual Report	15

Leuthold Global Fund - Retail Class - GLBLX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2022

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Global Fund - Retail Class - GLBLX	-9.92%	2.92%	0.79%	3.76%	3.55%
MSCI ACWI	-20.66%	3.75%	4.44%	7.28%	5.31%
Bloomberg Global Aggregate Index	-20.43%	-5.73%	-2.32%	-0.93%	1.01%
S&P 500 Index	-15.47%	8.16%	9.24%	11.70%	9.67%

The MSCI ACWI (All Country World Index) captures large- and mid-cap representation across 23 Developed Market (DM) and 27 Emerging Market (EM) countries.

The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $10,000 made on July 1, 2008 (commencement of operations). Returns shown include the reinvestment of all dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. The gross expense ratio per the most recently filed prospectus dated January 31, 2022 was 2.05%.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For performance data current to the most recent month-end, please call Leuthold Funds’ Shareholder Services, toll-free: 1-800-273-6886.

16	Leuthold Funds - 2022 Annual Report

Leuthold Global Fund - Institutional Class - GLBIX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2022

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Global Fund - Institutional Class - GLBIX	-9.90%	2.99%	0.93%	3.95%	3.63%
MSCI ACWI	-20.66%	3.75%	4.44%	7.28%	4.68%
Bloomberg Global Aggregate Index	-20.43%	-5.73%	-2.32%	-0.93%	0.92%
S&P 500 Index	-15.47%	8.16%	9.24%	11.70%	9.02%

The MSCI ACWI (All Country World Index) captures large- and mid-cap representation across 23 Developed Market (DM) and 27 Emerging Market (EM) countries.

The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $1,000,000 made on April 30, 2008 (commencement of operations). Returns shown include the reinvestment of all dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. The gross expense ratio per the most recently filed prospectus dated January 31, 2022 was 1.99%.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For performance data current to the most recent month-end, please call Leuthold Funds’ Shareholder Services, toll-free: 1-800-273-6886.

Leuthold Funds - 2022 Annual Report	17

Leuthold Select Industries Fund - LSLTX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2022

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Select Industries Fund - LSLTX	-16.21%	7.75%	6.33%	10.63%	7.65%
S&P 500 Index	-15.47%	8.16%	9.24%	11.70%	6.05%
S&P MidCap 400 Index	-15.25%	6.01%	5.82%	10.04%	8.38%
S&P 600 Index	-18.83%	5.48%	4.84%	10.09%	8.81%

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

The S&P MidCap 400 Index is a capitalization-weighted index, which measures the performance of the mid-range sector of the U.S. stock market. The index was developed with a base level of 100 as of December 31, 1990.

The S&P 600 Index is an index of small-cap stocks which tracks a broad range of small-sized companies that meet specific liquidity and stability requirements. This is determined by specific metrics such as public float, market capitalization, and financial viability among a few other factors. Market capitalization, for instance, must fall between $450 million and $2.1 billion to ensure individual assets do not overlap with the larger S&P 500 or S&P MidCap 400 indexes.

Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $10,000 made on June 19, 2000 (commencement of operations). Returns shown include the reinvestment of all dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. The gross expense ratio per the most recently filed prospectus dated January 31, 2022 was 2.03%.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For performance data current to the most recent month-end, please call Leuthold Funds’ Shareholder Services, toll-free: 1-800-273-6886.

18	Leuthold Funds - 2022 Annual Report

Grizzly Short Fund - GRZZX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2022

	1 Year	3 Year	5 Year	10 Year	Since Inception
Grizzly Short Fund - GRZZX	29.37%	-16.93%	-15.33%	-14.40%	-9.41%
S&P 500 Index	-15.47%	8.16%	9.24%	11.70%	6.05%
S&P MidCap 400 Index	-15.25%	6.01%	5.82%	10.04%	8.38%

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

The S&P MidCap 400 Index is a capitalization-weighted index, which measures the performance of the mid-range sector of the U.S. stock market. The index was developed with a base level of 100 as of December 31, 1990.

Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $10,000 made on June 19, 2000 (commencement of operations). Returns shown include the reinvestment of all dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. The gross expense ratio per the most recently filed prospectus dated January 31, 2022 was 2.98%.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For performance data current to the most recent month-end, please call Leuthold Funds’ Shareholder Services, toll-free: 1-800-273-6886.

Leuthold Funds - 2022 Annual Report	19

Leuthold Core ETF - LCR

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2022

	3 Month	9 Month	1 Year	Since Inception
Leuthold Core ETF - LCR - NAV	-2.16%	-12.78%	-8.34%	3.84%
Leuthold Core ETF - LCR - Market	-2.11%	-12.94%	-8.41%	3.86%
S&P 500 Index	-4.88%	-23.87%	-15.47%	5.51%
Morningstar Tactical Allocation Category Average	-4.22%	-17.99%	-14.03%	n/a
Bloomberg Global Aggregate Index	-6.94%	-19.89%	-20.43%	-6.54%

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

The Morningstar Tactical Allocation Category Average is a composite comprised of funds that incorporate a tactical asset allocation strategy which is the process by which the asset of a fund is changed on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.

The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

Index and composite figures do not take any expenses, fees, or taxes into account, but ETF returns do. The indices and composite are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $10,000 made on January 6, 2020 (commencement of operations). Returns shown include the reinvestment of all dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. The gross expense ratio per the most recently filed prospectus dated January 31, 2022 was 1.64%.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For performance data current to the most recent month-end, please call Leuthold Funds’ Shareholder Services, toll-free: 1-800-273-6886.

20	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund

Schedule of Investments

September 30, 2022

	Shares	Fair Value
COMMON STOCKS - 57.32%
Air Freight & Logistics - 2.35%
Atlas Air Worldwide Holdings, Inc. (a)	29,255	$2,795,900
CH Robinson Worldwide, Inc.	25,266	2,433,369
Expeditors International of Washington, Inc.	23,154	2,044,730
Hub Group, Inc. - Class A (a)	25,891	1,785,961
United Parcel Service, Inc. - Class B	17,489	2,825,173
		11,885,133
Biotechnology - 1.42%
AbbVie, Inc.	34,888	4,682,319
Regeneron Pharmaceuticals, Inc. (a)	3,676	2,532,286
		7,214,605
Capital Markets - 2.62%
Evercore, Inc. - Class A	20,181	1,659,887
Morgan Stanley	38,407	3,034,537
Raymond James Financial, Inc.	27,299	2,697,687
Stifel Financial Corp.	26,126	1,356,201
The Goldman Sachs Group, Inc.	9,778	2,865,443
UBS Group AG (b)	115,768	1,679,794
		13,293,549
Chemicals - 0.0% (g)
China Lumena New Materials Corp. (a)(b)(d)(e)	20,950	—

	Shares	Fair Value
Distributors - 0.61%
LKQ Corp.	65,941	$3,109,118

Food & Staples Retailing - 3.51%
Albertsons Cos, Inc.	58,665	1,458,412
BJ’s Wholesale Club Holdings, Inc. (a)	69,930	5,091,603
Costco Wholesale Corp.	12,672	5,984,605
The Kroger Co.	47,198	2,064,913
Walmart, Inc.	24,327	3,155,212
		17,754,745
Food Products - 0.40%
Archer-Daniels-Midland Co.	25,266	2,032,650

Health Care Equipment & Supplies - 0.68%
Abbott Laboratories	35,591	3,443,785

Health Care Providers & Services - 6.47%
AmerisourceBergen Corp.	11,111	1,503,651
Cardinal Health, Inc.	22,894	1,526,572
Centene Corp. (a)	59,996	4,668,289
CVS Health Corp.	30,471	2,906,019
Elevance Health, Inc.	12,828	5,826,991
Humana, Inc.	12,437	6,034,308
McKesson Corp.	4,475	1,520,918
UnitedHealth Group, Inc.	17,443	8,809,413
		32,796,161
Household Durables - 2.81%
D.R. Horton, Inc.	55,381	3,729,910
KB Home	40,832	1,058,366
Lennar Corp. - Class A	32,853	2,449,191

Leuthold Core Investment Fund

Schedule of Investments (continued)

September 30, 2022

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	21

	Shares	Fair Value
COMMON STOCKS - 57.32% (continued)
Household Durables - 2.81% (continued)
Meritage Homes Corp. (a)	23,779	$1,670,950
PulteGroup, Inc.	84,636	3,173,850
Toll Brothers, Inc.	51,157	2,148,594
		14,230,861
Insurance - 4.63%
American Financial Group, Inc.	14,549	1,788,509
Arch Capital Group, Ltd. (a)(b)	50,766	2,311,884
Axis Capital Holdings, Ltd. (b)	26,830	1,318,694
Chubb, Ltd. (b)	24,568	4,468,428
Everest Re Group, Ltd. (b)	8,995	2,360,648
Reinsurance Group of America, Inc.	19,947	2,509,532
The Allstate Corp.	18,930	2,357,353
The Travelers Cos, Inc.	28,871	4,423,037
W.R. Berkley Corp.	29,918	1,932,104
		23,470,189
IT Services - 1.38%
Mastercard, Inc. - Class A	13,454	3,825,510
Visa, Inc. - Class A	17,913	3,182,245
		7,007,755
Life Sciences Tools & Services - 1.55%
Danaher Corp.	16,035	4,141,680
Thermo Fisher Scientific, Inc.	7,275	3,689,807
		7,831,487
Metals & Mining - 2.56%
Rio Tinto PLC - LN Shares - ADR	68,196	3,754,872
Southern Copper Corp.	69,663	3,123,689
Steel Dynamics, Inc.	26,830	1,903,589

	Shares	Fair Value
Metals & Mining - 2.56% (continued)
Teck Resources, Ltd. - Class B (b)	81,932	$2,491,552
United States Steel Corp.	93,553	1,695,180
		12,968,882
Multiline Retail - 1.78%
Target Corp.	60,622	8,995,698

Oil, Gas & Consumable Fuels - 6.66%
APA Corp.	80,255	2,743,919
BP PLC - ADR	124,138	3,544,140
California Resources Corp.	42,787	1,644,304
Chord Energy Corp.	15,566	2,128,962
EOG Resources, Inc.	31,993	3,574,578
Equinor ASA - ADR	106,773	3,535,254
Exxon Mobil Corp.	54,051	4,719,193
Imperial Oil, Ltd. - (b)	55,146	2,386,167
Marathon Oil Corp.	131,647	2,972,589
Shell PLC - ADR	78,847	3,923,427
Suncor Energy, Inc. (b)	78,535	2,210,760
Woodside Energy Group, Ltd. - ADR	18,226	367,436
		33,750,729
Paper & Forest Products - 0.92%
Louisiana-Pacific Corp.	49,045	2,510,614
West Fraser Timber Co Ltd. (b)	29,646	2,149,038
		4,659,652
Pharmaceuticals - 2.06%
Johnson & Johnson	30,295	4,948,991
Merck & Co., Inc.	63,396	5,459,664
		10,408,655

Leuthold Core Investment Fund

Schedule of Investments (continued)

September 30, 2022

22	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

	Shares	Fair Value
COMMON STOCKS - 57.32% (continued)
Professional Services - 2.28%
ASGN, Inc. (a)	33,244	$3,004,260
Insperity, Inc.	25,657	2,619,323
Korn Ferry	34,965	1,641,607
Robert Half International, Inc.	38,954	2,979,981
TriNet Group, Inc. (a)	18,539	1,320,348
		11,565,519
Semiconductors & Semiconductor Equipment - 4.36%
Applied Materials, Inc.	64,220	5,261,545
KLA Corp.	13,298	4,024,374
Lam Research Corp.	18,773	6,870,918
MKS Instruments, Inc.	24,405	2,016,829
SolarEdge Technologies, Inc. (a)	16,818	3,892,694
		22,066,360
Software - 2.35%
Adobe, Inc. (a)	7,196	1,980,339
Microsoft Corp.	42,553	9,910,594
		11,890,933
Specialty Retail - 2.02%
AutoNation, Inc. (a)	22,293	2,270,988
Group 1 Automotive, Inc.	10,716	1,530,995
Penske Automotive Group, Inc.	26,986	2,656,232
The Home Depot, Inc.	7,196	1,985,664
Williams-Sonoma, Inc.	15,175	1,788,374
		10,232,253

	Shares	Fair Value
Technology Hardware, Storage & Peripherals - 2.40%
Apple, Inc.	68,913	$9,523,776
Dell Technologies, Inc. - Class C	18,539	633,478
Hewlett Packard Enterprise Co.	164,891	1,975,394
		12,132,648
Trading Companies & Distributors - 1.50%
MSC Industrial Direct Co., Inc. - Class A	12,828	934,007
Triton International, Ltd. (b)	25,657	1,404,208
United Rentals, Inc. (a)	11,811	3,190,387
WESCO International, Inc. (a)	17,443	2,082,345
		7,610,947
TOTAL COMMON STOCKS (Cost $214,114,382)		$290,352,314

INVESTMENT COMPANIES - 10.31%
Exchange Traded Funds - 10.31%
Invesco CurrencyShares Japanese Yen Trust (a)	35,888	2,318,723
iShares 0-5 Year TIPS Bond ETF	111,260	10,693,199
iShares Core Japan Government Bond ETF (b)	145,000	2,553,755
iShares Floating Rate Bond ETF	88,193	4,433,462
iShares Gold Trust (a)	159,416	5,026,387
SPDR Bloomberg International Treasury Bond ETF	389,982	8,123,325

Leuthold Core Investment Fund

Schedule of Investments (continued)

September 30, 2022

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	23

	Shares	Fair Value
INVESTMENT COMPANIES - 10.31% (continued)
Exchange Traded Funds - 10.31% (continued)
SPDR Bloomberg Short Term High Yield Bond ETF	130,715	$3,108,403
SPDR Gold Shares (a)	31,367	4,851,534
VanEck J. P. Morgan EM Local Currency Bond ETF	153,550	3,500,940
Vanguard Mortgage-Backed Securities ETF	168,738	7,608,396
TOTAL INVESTMENT COMPANIES (Cost $54,111,673)		$52,218,124

	Principal Amount	Fair Value
CORPORATE BONDS - 1.53%
Banks - 0.85%
JPMorgan Chase & Co.
1.500%, 01/27/2025	$4,600,000	$4,319,868

Technology Hardware, Storage & Peripherals - 0.68%
Apple, Inc.
1.000%, 11/10/2022	3,500,000	3,428,831
TOTAL CORPORATE BONDS (Cost $9,281,325)		$7,748,699
FOREIGN GOVERNMENT BONDS - 1.33%
Foreign Government Bonds - 1.33%
French Republic Government Bond OAT
1.250%, 05/25/2036 (b)
EUR	8,480,000	$6,739,737

	Principal Amount	Fair Value
TOTAL FOREIGN GOVERNMENT BONDS (Cost $7,827,689)		$6,739,737
UNITED STATES TREASURY OBLIGATIONS - 2.35%
United States Treasury Notes - 2.35%
2.625%, 04/15/2025	$4,660,000	4,476,330
2.875%, 05/15/2032	3,070,000	2,837,352
3.250%, 05/15/2042	5,190,000	4,606,936

TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $12,884,271)		$11,920,618

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 20.38%
Money Market Funds - 20.38%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 2.740% (c)(f)	103,219,161	$103,219,161
TOTAL SHORT-TERM INVESTMENTS (Cost $103,219,161)		$103,219,161

Total Investments (Cost $401,438,501) - 93.22%		$472,198,653
Other Assets in Excess of Liabilities - (f) - 6.78%		34,319,463
TOTAL NET ASSETS - 100.00%		$506,518,116

Leuthold Core Investment Fund

Schedule of Investments (continued)

September 30, 2022

24	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

Percentages are stated as a percent of net assets.

ADRAmerican Depositary Receipt

EUREuro

(a)Non-income producing security.

(b)Foreign issued security.

(c)The rate quoted is the annualized seven-day effective yield as of September 30, 2022.

(d)Illiquid security. The fair value of this security totals $0 which represents an amount that rounds to 0.00% of total net assets.

(e)This security is currently being fair valued in accordance with procedures established by the Board of Directors of Leuthold Funds, Inc. and is deemed a Level 3 security as it is valued using significant unobservable inputs.

(f)All or a portion of the assets have been committed as collateral for open securites sold short.

(g)Rounds to less than 0.005%.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Leuthold Core Investment Fund

Schedule of Investments Sold Short - (a)

September 30, 2022

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	25

	Shares	Fair Value
COMMON STOCKS - 12.15%
Aerospace & Defense - 0.21%
Axon Enterprise, Inc.	5,177	$599,238
The Boeing Co.	3,666	443,879
		1,043,117
Airlines - 0.11%
Delta Air Lines, Inc.	20,496	575,118

Auto Components - 0.35%
Aptiv PLC (b)	10,410	814,166
Fox Factory Holding Corp.	6,435	508,880
XPEL, Inc.	6,571	423,435
		1,746,481
Banks - 0.16%
SVB Financial Group	2,343	786,733

Beverages - 0.19%
Monster Beverage Corp.	10,975	954,386

Building Products - 0.17%
AAON, Inc.	8,941	481,741
Zurn Elkay Water Solutions Corp.	15,330	375,585
		857,326
Capital Markets - 1.02%
Ares Management Corp. - Class A	6,194	383,718
Brookfield Asset Management, Inc. - Class A (b)	20,127	822,993

	Shares	Fair Value
Capital Markets - 1.02% (continued)
Credit Suisse Group AG - ADR	74,474	$291,938
Focus Financial Partners, Inc. - Class A	13,548	426,898
Intercontinental Exchange, Inc.	9,201	831,310
KKR & Co., Inc.	16,781	721,583
MarketAxess Holdings, Inc.	1,658	368,888
Moody’s Corp.	2,780	675,846
S&P Global, Inc.	2,068	631,464
		5,154,638
Chemicals - 0.68%
Albemarle Corp.	3,538	935,589
Axalta Coating Systems, Ltd. (b)	20,032	421,874
Diversey Holdings, Ltd. (b)	56,966	276,855
Ecolab, Inc.	3,688	532,621
International Flavors & Fragrances, Inc.	5,900	535,897
The Sherwin-Williams Co.	3,515	719,696
		3,422,532
Commercial Services & Supplies - 0.08%
MillerKnoll, Inc.	9,227	143,941
MSA Safety, Inc.	2,396	261,835
		405,776
Construction & Engineering - 0.07%
Ameresco, Inc. - Class A	6,827	453,859

Construction Materials - 0.16%
Vulcan Materials Co.	5,180	816,938

Consumer Finance - 0.09%
FirstCash Holdings, Inc.	5,866	430,271

Leuthold Core Investment Fund

Schedule of Investments Sold Short - (a) (continued)

September 30, 2022

26	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

	Shares	Fair Value
COMMON STOCKS - 12.15% (continued)
Containers & Packaging - 0.06%
AptarGroup, Inc.	3,425	$325,478

Diversified Consumer Services - 0.04%
Coursera, Inc.	20,236	218,144

Diversified Financial Services - 0.16%
Apollo Global Management, Inc.	17,527	815,005

Electric Utilities - 0.17%
PG&E Corp.	67,210	840,125

Electrical Equipment - 0.56%
Ballard Power Systems, Inc. (b)	72,120	441,374
Generac Holdings, Inc.	2,690	479,197
Regal Rexnord Corp.	3,052	428,379
Rockwell Automation, Inc.	3,504	753,746
Vertiv Holdings Co.	32,010	311,137
Vicor Corp.	7,509	444,082
		2,857,915
Energy Equipment & Services - 0.33%
Baker Hughes, a GE Co.	35,988	754,308
Expro Group Holdings NV (b)	35,804	456,143
Noble Corp PLC (b)	14,705	434,974
		1,645,425
Entertainment - 0.32%
Madison Square Garden Entertainment Corp.	10,071	444,031

	Shares	Fair Value
Entertainment - 0.32% (continued)
Spotify Technology SA (b)	9,411	$812,169
Warner Music Group Corp. - Class A	16,559	384,334
		1,640,534
Food Products - 0.15%
J & J Snack Foods Corp.	3,025	391,647
Lancaster Colony Corp.	2,600	390,728
		782,375
Health Care Equipment & Supplies - 1.77%
Alcon, Inc. (b)	14,569	847,624
Align Technology, Inc.	4,779	989,779
Becton Dickinson and Co.	4,156	926,081
Boston Scientific Corp.	20,816	806,204
Dexcom, Inc.	8,711	701,584
ICU Medical, Inc.	3,282	494,269
IDEXX Laboratories, Inc.	2,754	897,253
Insulet Corp.	2,950	676,730
Novocure, Ltd. (b)	5,497	417,662
ResMed, Inc.	4,830	1,054,389
STERIS PLC (b)	3,138	521,787
Stryker Corp.	3,229	654,002
		8,987,364
Health Care Providers & Services - 0.13%
Agilon Health, Inc.	28,182	660,022

Health Care Technology - 0.09%
Schrodinger, Inc.	19,177	479,041

Leuthold Core Investment Fund

Schedule of Investments Sold Short - (a) (continued)

September 30, 2022

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	27

	Shares	Fair Value
COMMON STOCKS - 12.15% (continued)
Hotels, Restaurants & Leisure - 0.53%
Caesars Entertainment, Inc.	10,794	$348,214
Carnival Corp. (b)	44,386	312,034
Las Vegas Sands Corp.	21,939	823,151
Papa John’s International, Inc.	6,823	477,678
Penn Entertainment, Inc.	17,124	471,081
Wynn Resorts, Ltd.	3,688	232,455
		2,664,613
Household Products - 0.14%
The Clorox Co.	5,685	729,897

Interactive Media & Services - 0.21%
Match Group, Inc.	5,162	246,485
ZoomInfo Technologies, Inc.	19,463	810,829
		1,057,314
Internet & Direct Marketing Retail - 0.24%
Amazon.com, Inc.	7,437	840,381
DoorDash, Inc. - Class A	7,750	383,237
		1,223,618
IT Services - 0.31%
Block, Inc.	6,706	368,763
Cloudflare, Inc. - Class A	6,228	344,471
MongoDB, Inc.	2,302	457,085
Okta, Inc.	3,504	199,273
Twilio, Inc. - Class A	3,010	208,111
		1,577,703
Life Sciences Tools & Services - 0.08%
Illumina, Inc.	2,099	400,468

	Shares	Fair Value
Machinery - 0.14%
Hillman Solutions Corp.	38,102	$287,289
Xylem, Inc.	5,052	441,343
		728,632
Metals & Mining - 0.12%
Franco-Nevada Corp. (b)	5,018	599,551

Oil, Gas & Consumable Fuels - 0.08%
Archaea Energy, Inc.	21,649	389,898

Personal Products - 0.22%
Coty, Inc.	58,485	369,625
The Estee Lauder Companies, Inc. - Class A	3,368	727,151
		1,096,776
Professional Services - 0.45%
Clarivate PLC (b)	16,962	159,273
Equifax, Inc.	5,109	875,836
Planet Labs PBC	92,591	502,769
TransUnion	12,117	720,841
		2,258,719
Real Estate Investment Trusts (REITs) - 0.37%
Alexandria Real Estate Equities, Inc.	6,574	921,609
Equinix, Inc.	1,108	630,275
Safehold, Inc.	12,539	331,782
		1,883,666
Road & Rail - 0.08%
Uber Technologies, Inc.	16,027	424,716

Leuthold Core Investment Fund

Schedule of Investments Sold Short - (a) (continued)

September 30, 2022

28	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

	Shares	Fair Value
COMMON STOCKS - 12.15% (continued)
Semiconductors & Semiconductor Equipment - 0.08%
Wolfspeed, Inc.	3,971	$410,443

Software - 1.41%
Altair Engineering, Inc. - Class A	9,984	441,493
Alteryx, Inc. - Class A	4,977	277,916
Appfolio, Inc. - Class A	3,289	344,424
Bentley Systems, Inc. - Class B	3,673	112,357
CCC Intelligent Solutions Holdings, Inc.	52,423	477,049
Crowdstrike Holdings, Inc. - Class A	3,918	645,726
Datadog, Inc. - Class A	5,124	454,909
E2open Parent Holdings, Inc.	56,544	343,222
Five9, Inc.	5,094	381,948
Guidewire Software, Inc.	3,500	215,530
nCino, Inc.	12,900	440,019
Paycom Software, Inc.	2,181	719,708
Procore Technologies, Inc.	12,151	601,231
Q2 Holdings, Inc.	4,992	160,742
The Trade Desk, Inc. - Class A	17,281	1,032,540
Workday, Inc. - Class A	3,169	482,385
		7,131,199
Specialty Retail - 0.43%
Burlington Stores, Inc.	3,131	350,328
Five Below, Inc.	3,745	515,574
Floor & Decor Holdings, Inc. - Class A	6,593	463,224
Ross Stores, Inc.	10,120	852,812
		2,181,938

	Shares	Fair Value
Water Utilities - 0.17%
American States Water Co.	6,100	$475,495
California Water Service Group	7,539	397,230
		872,725
TOTAL COMMON STOCKS (Proceeds $77,236,488)		$61,530,479

INVESTMENT COMPANIES - 6.95%
Exchange Traded Funds - 6.95%
Communication Services Select Sector SPDR Fund	69,128	3,310,540
Consumer Discretionary Select Sector SPDR Fund	27,610	3,933,045
Financial Select Sector SPDR Fund	59,091	1,794,003
Industrial Select Sector SPDR Fund	35,406	2,933,033
Invesco QQQ Trust Series 1	15,991	4,273,755
iShares Expanded Tech-Software Sector ETF	7,238	1,810,441
Materials Select Sector SPDR Fund	50,407	3,428,180
SPDR S&P 500 ETF Trust	38,370	13,704,996
TOTAL INVESTMENT COMPANIES (Proceeds $41,722,895)		$35,187,993
TOTAL SECURITIES SOLD SHORT
(Proceeds $118,959,383) - 19.10%		$96,718,472

Percentages are stated as a percent of net assets.

ADRAmerican Depositary Receipt

(a)Non-income producing security.

(b) Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	29

Leuthold Global Fund

Schedule of Investments

September 30, 2022

	Shares	Fair Value
COMMON STOCKS - 56.40%
Air Freight & Logistics - 2.04%
Atlas Air Worldwide Holdings, Inc. (a)	1,446	$138,194
Cia de Distribucion Integral Logista Holdings SA (b)	5,107	93,069
Deutsche Post AG (b)	3,040	91,624
FedEx Corp.	761	112,986
PostNL NV (b)	23,517	39,342
Royal Mail PLC (b)	14,559	29,635
		504,850
Banks - 1.92%
Associated Banc-Corp.	4,347	87,288
FNB Corp/PA	7,810	90,596
The PNC Financial Services Group, Inc.	1,050	156,891
Simmons First National Corp. - Class A	2,764	60,227
Valley National Bancorp	7,367	79,564
		474,566
Capital Markets - 3.69%
Evercore, Inc. - Class A	933	76,739
The Goldman Sachs Group, Inc.	757	221,839
LPL Financial Holdings, Inc.	803	175,439
Morgan Stanley	2,918	230,551
Raymond James Financial, Inc.	918	90,717
Stifel Financial Corp.	2,289	118,822
		914,107

	Shares	Fair Value
Chemicals - 1.30%
The Mosaic Co.	3,320	$160,456
Nutrien Ltd. (b)	1,927	160,673
		321,129
Distributors - 0.40%
LKQ Corp.	2,089	98,496

Diversified Telecommunication Services - 2.28%
KT Corp. - ADR	12,781	156,184
Telefonica Brasil SA - ADR	18,183	136,736
Telekom Malaysia Bhd (b)	97,300	114,461
Telkom Indonesia Persero Tbk PT - ADR	5,432	156,713
		564,094
Engineering & Construction - 0.01%
Sitios Latinoamerica SAB de CV (a)(b)	7,233	3,293

Food Products - 1.01%
Archer-Daniels-Midland Co.	1,409	113,354
Bunge, Ltd. - ADR	1,665	137,479
		250,833
Health Care Providers & Services - 3.27%
Centene Corp. (a)	2,128	165,580
Elevance Health, Inc.	471	213,947
Humana, Inc.	505	245,021
UnitedHealth Group, Inc.	365	184,339
		808,887

Leuthold Global Fund

Schedule of Investments (continued)

September 30, 2022

30	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

	Shares	Fair Value
COMMON STOCKS - 56.40% (continued)
Household Durables - 3.36%
Barratt Developments PLC (b)	11,611	$43,883
Haseko Corp. (b)	7,900	85,691
KB Home	3,544	91,860
Lennar Corp. - Class A	2,302	171,614
Meritage Homes Corp. (a)	2,178	153,048
Redrow PLC (b)	11,746	51,719
Toll Brothers, Inc.	3,107	130,494
Tri Pointe Homes, Inc. (a)	6,851	103,519
		831,828
Independent Power and Renewable Electricity Producers - 0.02%
Orron Energy AB (b)	3,349	5,976

Insurance - 5.87%
The Allstate Corp.	1,491	185,674
Axis Capital Holdings, Ltd. (b)	2,103	103,363
Cincinnati Financial Corp.	1,579	141,431
DB Insurance Co., Ltd. (b)	1,703	65,244
Everest Re Group, Ltd. (b)	853	223,861
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (b)	1,006	242,164
Old Republic International Corp.	5,397	112,959
Sompo Holdings, Inc. (b)	3,900	156,044
Swiss Re AG (b)	3,023	222,959
		1,453,699

	Shares	Fair Value
IT Services - 0.91%
Accenture PLC - Class A (b)	541	$139,199
Wipro, Ltd. - ADR	18,012	84,837
		224,036
Marine - 1.45%
AP Moller - Maersk A/S - Class B (b)	69	125,389
Evergreen Marine Corp Taiwan, Ltd. (b)	20,400	93,012
Matson, Inc.	1,121	68,964
Star Bulk Carriers Corp. (b)	4,134	72,262
		359,627
Metals & Mining - 4.36%
Anglo American PLC (b)	3,870	116,199
ArcelorMittal SA - NYRS	4,093	81,492
BHP Group, Ltd. - ADR	3,050	152,622
Boliden AB (b)	2,296	70,937
Commercial Metals Co.	2,021	71,705
Fortescue Metals Group, Ltd. (b)	7,920	85,024
Grupo Mexico SAB de CV (b)	37,200	125,641
Korea Zinc Co., Ltd. (b)	193	79,799
Rio Tinto PLC - LN Shares - ADR	2,647	145,744
Sumitomo Metal Mining Co., Ltd. (b)	2,100	60,179
Ternium SA - ADR	3,267	89,483
		1,078,825

Leuthold Global Fund

Schedule of Investments (continued)

September 30, 2022

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	31

	Shares	Fair Value
COMMON STOCKS - 56.40% (continued)
Oil, Gas & Consumable Fuels - 9.86%
Aker BP ASA (b)	7,078	$203,166
Antero Midstream Corp.	13,301	122,103
APA Corp.	5,091	174,061
Canadian Natural Resources, Ltd. (b)	5,638	262,562
Chord Energy Corp.	1,210	165,492
Enbridge, Inc. (b)	2,426	90,005
Eni SpA - ADR	4,486	94,834
EOG Resources, Inc.	2,682	299,660
Exxon Mobil Corp.	2,075	181,168
Inpex Corp. (b)	14,800	138,041
Petroleo Brasileiro SA - ADR	9,072	111,948
PTT Exploration & Production PCL - NVDR (b)	30,600	130,485
Shell PLC - ADR	2,327	115,792
Suncor Energy, Inc. (b)	4,862	136,865
Tourmaline Oil Corp. (b)	3,684	191,461
Woodside Energy Group, Ltd. - ADR	1,102	22,216
		2,439,859
Paper & Forest Products - 0.49%
China Forestry Holdings Co., Ltd. (a)(b)(d)(e)	2,484,000	47,467
Louisiana-Pacific Corp.	1,450	74,226
		121,693
Pharmaceuticals - 4.11%
Bayer AG (b)	1,538	70,862
Bristol-Myers Squibb Co.	1,990	141,469

	Shares	Fair Value
Pharmaceuticals - 4.11% (continued)
GSK PLC - ADR	2,456	$72,280
Johnson & Johnson	890	145,391
Merck & Co., Inc.	1,817	156,480
Novartis AG - ADR	1,872	142,291
Pfizer, Inc.	3,217	140,776
Sino Biopharmaceutical, Ltd. (b)	124,000	58,110
Takeda Pharmaceutical Co., Ltd. - ADR	6,956	90,219
		1,017,878
Professional Services - 0.58%
CACI International, Inc. - Class A (a)	545	142,278

Semiconductors & Semiconductor Equipment - 5.62%
Amkor Technology, Inc.	5,093	86,836
Applied Materials, Inc.	2,089	171,152
ASM International NV (b)	822	184,051
Diodes, Inc. (a)	1,546	100,351
Intel Corp.	3,054	78,702
Lam Research Corp.	605	221,430
Marvell Technology, Inc.	3,165	135,810
Sino-American Silicon Products, Inc. (b)	26,000	106,209
SK Hynix, Inc. (b)	1,466	83,855
Skyworks Solutions, Inc.	1,112	94,820
SUMCO Corp. (b)	6,400	74,567
Taiwan Surface Mounting Technology Corp. (b)	20,000	52,035
		1,389,818

Leuthold Global Fund

Schedule of Investments (continued)

September 30, 2022

32	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

	Shares	Fair Value
COMMON STOCKS - 56.40% (continued)
Tobacco - 0.56%
Imperial Brands PLC (b)	6,750	$138,799

Trading Companies & Distributors - 2.37%
ITOCHU Corp. (b)	3,500	84,483
Mitsui & Co., Ltd. (b)	4,400	93,631
Travis Perkins PLC (b)	4,420	37,941
Triton International, Ltd. (b)	2,134	116,794
Univar Solutions, Inc. (a)	3,317	75,428
WESCO International, Inc. (a)	1,494	178,354
		586,631
Wireless Telecommunication Services - 0.92%
America Movil SAB de CV - Series L - ADR	7,233	119,127
Vodafone Group PLC - ADR	9,680	109,674
		228,801
TOTAL COMMON STOCKS (Cost $14,381,106)		$13,960,003

INVESTMENT COMPANIES - 9.78%
Exchange Traded Funds - 9.78%
Invesco CurrencyShares Japanese Yen Trust (a)	1,878	121,337
iShares 0-5 Year TIPS Bond ETF	5,199	499,676
iShares Core Japan Government Bond ETF (b)	7,100	125,046
iShares Floating Rate Bond ETF	3,618	181,877
iShares Gold Trust (a)	7,889	248,740

	Shares	Fair Value
INVESTMENT COMPANIES - 9.78% (continued)
Exchange Traded Funds - 9.78% (continued)
SPDR Bloomberg International Treasury Bond ETF	11,325	$235,900
SPDR Bloomberg Short-Term High Yield Bond ETF	7,250	172,405
SPDR Gold Shares (a)	1,578	244,069
VanEck J. P. Morgan EM Local Currency Bond ETF	8,459	192,865
Vanguard Mortgage-Backed Securities ETF	8,830	398,145
TOTAL INVESTMENT COMPANIES (Cost $2,503,755)		$2,420,060

	Principal Amount	Fair Value
CORPORATE BONDS - 1.78%
Banks - 1.78%
JPMorgan Chase & Co.
1.500%, 01/27/2025	$470,000	$441,378
TOTAL CORPORATE BONDS (Cost $514,998)		$441,378

FOREIGN GOVERNMENT BONDS - 1.35%
Foreign Government Bonds - 1.35%
French Republic Government Bond OAT
1.250%, 05/25/2036 (b)
EUR	420,000	$333,808
TOTAL FOREIGN GOVERNMENT BONDS (Cost $387,692)		$333,808

Leuthold Global Fund

Schedule of Investments (continued)

September 30, 2022

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	33

	Principal Amount	Fair Value
UNITED STATES TREASURY OBLIGATIONS - 2.36%
United States Treasury Inflation Indexed Bond - 0.93%
3.250%, 05/15/2042	$260,000	$230,790

United States Treasury Notes - 1.43%
2.625%, 04/15/2025	220,000	211,329
2.875%, 05/15/2032	155,000	143,254
		354,583
TOTAL US GOVERNMENT NOTES/BONDS (Cost $633,288)		$585,373

	Shares	FairValue
SHORT-TERM INVESTMENTS - 20.97%
Money Market Funds - 20.97%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 2.740% (c)(f)	5,189,048	$5,189,048
TOTAL SHORT-TERM INVESTMENTS (Cost $5,189,048)		$5,189,048

Total Investments (Cost $23,609,887) - 92.64%		$22,929,670
Other Assets in Excess of Liabilities - (f) - 7.36%		1,820,428
TOTAL NET ASSETS - 100.00%		$24,750,098

Percentages are stated as a percent of net assets.

ADRAmerican Depositary Receipt

EUREuro

NVDRNon Voting Depositary Receipt

NYRSNew York Registry Shares

(a)Non-income producing security.

(b) Foreign issued security.

(c)The rate quoted is the annualized seven-day effective yield as of September 30, 2022.

(d)Illiquid security. The fair value of these securities total $47,467 which represents 0.19% of total net assets.

(e)This security is currently being fair valued in accordance with procedures established by the Board of Directors of Leuthold Funds, Inc. and is deemed a Level 3 security as it is valued using significant unobservable inputs.

(f)All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Leuthold Global Fund

Schedule of Investments (continued)

September 30, 2022

34	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

	Fair Value	Percentage of Total Investments
CURRENCY EXPOSURE
Australian Dollar	$85,024	0.37%
British Pound	418,176	1.82
Canadian Dollar	352,134	1.53
Danish Krone	125,389	0.54
Euro	1,496,298	6.53
Hong Kong Dollar	105,577	0.46
Japanese Yen	817,682	3.57
Malaysian Ringgit	114,461	0.50
Mexican Peso	128,934	0.56
Norwegian Krone	203,166	0.89
South Korean Won	228,898	1.00
Swedish Krona	76,913	0.34
Swiss Franc	222,959	0.97
Taiwan New Dollar	251,256	1.10
Thai Baht	130,485	0.57
US Dollar	18,172,319	79.25
Total Investments	$22,929,670	100.00%

	Fair Value	Percentage of Total Investments
PORTFOLIO DIVERSIFICATION
Australia	$259,862	1.13%
Bermuda	444,018	1.94
Brazil	248,684	1.08
Canada	841,566	3.67
China	47,467	0.21
Denmark	125,389	0.54
France	333,808	1.46
Germany	404,650	1.76
Greece	72,262	0.32
Hong Kong	58,110	0.25
India	84,837	0.37
Indonesia	156,713	0.68
Ireland	139,199	0.61
Italy	94,834	0.41
Japan	907,901	3.96
Luxembourg	170,975	0.75
Malaysia	114,461	0.50
Mexico	248,061	1.08
Netherlands	223,393	0.97
Norway	203,166	0.89
South Korea	385,082	1.68
Spain	93,069	0.41
Sweden	76,913	0.34
Switzerland	365,250	1.59
Taiwan	251,256	1.10
Thailand	130,485	0.57
United Kingdom	861,666	3.75
United States	15,586,593	67.98
Total Investments	$22,929,670	100.00%

Leuthold Global Fund

Schedule of Investments Sold Short - (a)

September 30, 2022

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	35

	Shares	Fair Value
COMMON STOCKS - 8.08%
Aerospace & Defense - 0.14%
Axon Enterprise, Inc.	168	$19,446
The Boeing Co.	119	14,409
		33,855
Airlines - 0.07%
Delta Air Lines, Inc.	667	18,716

Auto Components - 0.23%
Aptiv PLC (b)	339	26,513
Fox Factory Holding Corp.	209	16,528
XPEL, Inc.	213	13,726
		56,767
Banks - 0.10%
SVB Financial Group	76	25,519

Beverages - 0.12%
Monster Beverage Corp.	356	30,958

Building Products - 0.11%
AAON, Inc.	291	15,679
Zurn Elkay Water Solutions Corp.	499	12,225
		27,904
Capital Markets - 0.68%
Ares Management Corp. - Class A	201	12,452
Brookfield Asset Management, Inc. - Class A (b)	655	26,783

	Shares	Fair Value
Capital Markets - 0.68% (continued)
Credit Suisse Group AG - ADR	2,423	$9,498
Focus Financial Partners, Inc. - Class A	441	13,896
Intercontinental Exchange, Inc.	299	27,015
KKR & Co., Inc.	545	23,435
MarketAxess Holdings, Inc.	54	12,014
Moody’s Corp.	90	21,880
S&P Global, Inc.	67	20,458
		167,431
Chemicals - 0.45%
Albemarle Corp.	115	30,411
Axalta Coating Systems, Ltd. (b)	651	13,710
Diversey Holdings, Ltd. (b)	1,853	9,006
Ecolab, Inc.	120	17,330
International Flavors & Fragrances, Inc.	192	17,439
The Sherwin-Williams Co.	114	23,342
		111,238
Commercial Services & Supplies - 0.05%
MillerKnoll, Inc.	300	4,680
MSA Safety, Inc.	78	8,524
		13,204
Construction & Engineering - 0.06%
Ameresco, Inc. - Class A	222	14,759

Construction Materials - 0.11%
Vulcan Materials Co.	168	26,495

Consumer Finance - 0.06%
FirstCash Holdings, Inc.	191	14,010

Leuthold Global Fund

Schedule of Investments Sold Short - (a) (continued)

September 30, 2022

36	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

	Shares	Fair Value
COMMON STOCKS - 8.08% (continued)
Containers & Packaging - 0.04%
AptarGroup, Inc.	111	$10,548

Diversified Consumer Services - 0.03%
Coursera, Inc.	658	7,093

Diversified Financial Services - 0.11%
Apollo Global Management, Inc.	569	26,459

Electric Utilities - 0.11%
PG&E Corp.	2,184	27,300

Electrical Equipment - 0.38%
Ballard Power Systems, Inc. (b)	2,346	14,357
Generac Holdings, Inc.	88	15,676
Regal Rexnord Corp.	99	13,896
Rockwell Automation, Inc.	114	24,523
Vertiv Holdings Co.	1,041	10,119
Vicor Corp.	244	14,430
		93,001
Energy Equipment & Services - 0.22%
Baker Hughes Co.	1,171	24,544
Expro Group Holdings NV (b)	1,163	14,817
Noble Corp. PLC (b)	478	14,139
		53,500

	Shares	Fair Value
Entertainment - 0.21%
Madison Square Garden Entertainment Corp.	326	$14,373
Spotify Technology SA (b)	306	26,408
Warner Music Group Corp. - Class A	537	12,464
		53,245
Food Products - 0.10%
J & J Snack Foods Corp.	98	12,688
Lancaster Colony Corp.	84	12,624
		25,312
Health Care Equipment & Supplies - 1.18%
Alcon, Inc. (b)	473	27,519
Align Technology, Inc.	155	32,102
Becton Dickinson and Co.	135	30,082
Boston Scientific Corp.	677	26,220
Dexcom, Inc.	283	22,793
ICU Medical, Inc.	106	15,964
IDEXX Laboratories, Inc.	90	29,322
Insulet Corp.	96	22,022
Novocure, Ltd. (b)	179	13,600
ResMed, Inc.	157	34,273
STERIS PLC (b)	102	16,961
Stryker Corp.	105	21,267
		292,125
Health Care Providers & Services - 0.09%
Agilon Health, Inc.	917	21,476

Health Care Technology - 0.06%
Schrodinger, Inc.	624	15,588

Leuthold Global Fund

Schedule of Investments Sold Short - (a) (continued)

September 30, 2022

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	37

	Shares	Fair Value
COMMON STOCKS - 8.08% (continued)
Hotels, Restaurants & Leisure - 0.35%
Caesars Entertainment, Inc.	351	$11,323
Carnival Corp. (b)	1,441	10,130
Las Vegas Sands Corp.	714	26,790
Papa John’s International, Inc.	222	15,542
Penn Entertainment, Inc.	557	15,323
Wynn Resorts, Ltd.	120	7,564
		86,672
Household Products - 0.10%
The Clorox Co.	185	23,752

Interactive Media & Services - 0.14%
Match Group, Inc.	168	8,022
ZoomInfo Technologies, Inc.	632	26,329
		34,351
Internet & Direct Marketing Retail - 0.16%
Amazon.com, Inc.	242	27,346
DoorDash, Inc. - Class A	252	12,461
		39,807
IT Services - 0.21%
Block, Inc.	218	11,988
Cloudflare, Inc. - Class A	203	11,228
MongoDB, Inc.	75	14,892
Okta, Inc.	114	6,483
Twilio, Inc. - Class A	98	6,776
		51,367
Life Sciences Tools & Services - 0.05%
Illumina, Inc.	68	12,974

	Shares	Fair Value
Machinery - 0.09%
Hillman Solutions Corp.	1,239	$9,342
Xylem, Inc.	164	14,327
		23,669
Metals & Mining - 0.08%
Franco-Nevada Corp. (b)	163	19,475

Oil, Gas & Consumable Fuels - 0.05%
Archaea Energy, Inc.	704	12,679

Personal Products - 0.14%
Coty, Inc. - Class A	1,903	12,027
The Estee Lauder Companies, Inc. - Class A	109	23,533
		35,560
Professional Services - 0.30%
Clarivate PLC (b)	552	5,183
Equifax, Inc.	166	28,458
Planet Labs PBC	3,010	16,344
TransUnion	394	23,439
		73,424
Real Estate Investment Trusts (REITs) - 0.25%
Alexandria Real Estate Equities, Inc.	214	30,000
Equinix, Inc.	36	20,478
Safehold, Inc.	408	10,796
		61,274
Road & Rail - 0.06%
Uber Technologies, Inc.	521	13,807

Leuthold Global Fund

Schedule of Investments Sold Short - (a) (continued)

September 30, 2022

38	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

	Shares	Fair Value
COMMON STOCKS - 8.08% (continued)
Semiconductors & Semiconductor Equipment - 0.05%
Wolfspeed, Inc.	129	$13,333

Software - 0.94%
Altair Engineering, Inc. - Class A	325	14,371
Alteryx, Inc. - Class A	162	9,046
Appfolio, Inc. - Class A	107	11,205
Bentley Systems, Inc. - Class B	119	3,640
CCC Intelligent Solutions Holdings, Inc.	1,705	15,516
Crowdstrike Holdings, Inc. - Class A	127	20,931
Datadog, Inc. - Class A	167	14,826
E2open Parent Holdings, Inc.	1,839	11,163
Five9, Inc.	166	12,447
Guidewire Software, Inc.	114	7,020
nCino, Inc.	420	14,326
Paycom Software, Inc.	71	23,429
Procore Technologies, Inc.	395	19,545
Q2 Holdings, Inc.	162	5,216
The Trade Desk, Inc. - Class A	562	33,580
Workday, Inc. - Class A	103	15,679
		231,940
Specialty Retail - 0.29%
Burlington Stores, Inc.	102	11,413
Five Below, Inc.	122	16,796

	Shares	Fair Value
Specialty Retail - 0.29% (continued)
Floor & Decor Holdings, Inc. - Class A	214	$15,035
Ross Stores, Inc.	329	27,725
		70,969
Water Utilities - 0.11%
American States Water Co.	198	15,434
California Water Service Group	245	12,909
		28,343
TOTAL COMMON STOCKS (Proceeds $2,429,103)		$1,999,899

INVESTMENT COMPANIES - 11.65%
Exchange Traded Funds - 11.65%
Communication Services Select Sector SPDR Fund	2,249	$107,705
Consumer Discretionary Select Sector SPDR Fund	898	127,920
Financial Select Sector SPDR Fund	1,922	58,352
Industrial Select Sector SPDR Fund	1,151	95,348
Invesco QQQ Trust Series 1	521	139,242
iShares Expanded Tech-Software Sector ETF	235	58,781
iShares MSCI ACWI ETF	11,782	916,993
iShares MSCI EAFE ETF	12,070	676,041
iShares MSCI Emerging Markets ETF	4,862	169,586
Materials Select Sector SPDR Fund	1,644	111,808
SPDR S&P 500 ETF Trust	1,181	421,830

Leuthold Global Fund

Schedule of Investments Sold Short - (a) (continued)

September 30, 2022

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	39

Shares	Fair Value
INVESTMENT COMPANIES - 11.65% (continued)
Exchange Traded Funds - 11.65% (continued)
TOTAL INVESTMENT COMPANIES (Proceeds $3,464,614)	$2,883,606

TOTAL SECURITIES SOLD SHORT
(Proceeds $5,893,717) - 19.73%	$ 4,883,505

Percentages are stated as a percent of net assets.

ADRAmerican Depositary Receipt

(a) Non-income producing security.

(b) Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

40	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund

Schedule of Investments

September 30, 2022

	Shares	Fair Value
COMMON STOCKS - 98.51%
Air Freight & Logistics - 4.07%
Atlas Air Worldwide Holdings, Inc. (a)	1,196	$114,302
CH Robinson Worldwide, Inc.	1,035	99,681
Expeditors International of Washington, Inc.	945	83,453
Hub Group, Inc. - Class A (a)	1,061	73,188
United Parcel Service, Inc. - Class B	717	115,824
		486,448
Biotechnology - 2.46%
AbbVie, Inc.	1,412	189,505
Regeneron Pharmaceuticals, Inc. (a)	152	104,708
		294,213
Capital Markets - 4.53%
Evercore, Inc. - Class A	829	68,185
Morgan Stanley	1,601	126,495
Raymond James Financial, Inc.	1,081	106,825
Stifel Financial Corp.	1,041	54,038
The Goldman Sachs Group, Inc.	407	119,271
UBS Group AG (b)	4,600	66,746
		541,560
Distributors - 1.05%
LKQ Corp.	2,675	126,126

Food & Staples Retailing - 6.08%
Albertsons Cos, Inc.	2,364	58,769
BJ’s Wholesale Club Holdings, Inc. (a)	2,889	210,348

	Shares	Fair Value
Food & Staples Retailing - 6.08% (continued)
Costco Wholesale Corp.	519	$245,108
The Kroger Co.	1,925	84,219
Walmart, Inc.	997	129,311
		727,755
Food Products - 0.71%
Archer-Daniels-Midland Co.	1,049	84,392

Health Care Providers & Services - 12.17%
Abbott Laboratories	1,474	142,624
AmerisourceBergen Corp.	448	60,628
Cardinal Health, Inc.	923	61,546
Centene Corp. (a)	2,385	185,577
CVS Health Corp.	1,249	119,117
Elevance Health, Inc.	515	233,934
Humana, Inc.	491	238,228
McKesson Corp.	181	61,516
UnitedHealth Group, Inc.	700	353,528
		1,456,698
Household Durables - 4.77%
D.R. Horton, Inc.	2,223	149,719
KB Home	1,652	42,820
Lennar Corp. - Class A	1,330	99,151
Meritage Homes Corp. (a)	949	66,686
PulteGroup, Inc.	3,367	126,263
Toll Brothers, Inc.	2,044	85,848
		570,487
Insurance - 8.05%
American Financial Group, Inc.	604	74,250
Arch Capital Group, Ltd. (a)(b)	2,095	95,406
Axis Capital Holdings, Ltd. (b)	1,118	54,950
Chubb, Ltd.(b)	997	181,334

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	41

Leuthold Select Industries Fund

Schedule of Investments

September 30, 2022

	Shares	Fair Value
COMMON STOCKS - 98.51% (continued)
Insurance - 8.05% (continued)
Everest Re Group, Ltd. (b)	369	$96,841
Reinsurance Group of America, Inc.	822	103,416
The Allstate Corp.	787	98,005
The Travelers Cos, Inc.	1,166	178,631
W.R. Berkley Corp.	1,243	80,273
		963,106
IT Services - 2.32%
Mastercard, Inc. - Class A	534	151,837
Visa, Inc. - Class A	709	125,954
		277,791
Life Sciences Tools & Services - 2.68%
Danaher Corp.	652	168,405
Thermo Fisher Scientific, Inc.	301	152,664
		321,069
Metals & Mining - 4.43%
Rio Tinto PLC - LN Shares - ADR	2,771	152,571
Southern Copper Corp.	2,845	127,570
Steel Dynamics, Inc.	1,115	79,109
Teck Resources, Ltd. - Class B (b)	3,305	100,505
United States Steel Corp.	3,884	70,378
		530,133
Multiline Retail - 2.99%
Target Corp.	2,408	357,323

	Shares	Fair Value
Oil, Gas & Consumable Fuels - 11.57%
APA Corp.	3,319	$113,477
BP PLC - ADR	5,029	143,578
California Resources Corp.	1,745	67,060
Chord Energy Corp.	635	86,849
EOG Resources, Inc.	1,318	147,260
Equinor ASA - ADR	4,382	145,088
Exxon Mobil Corp.	2,238	195,400
Imperial Oil, Ltd. (b)	2,245	97,141
Marathon Oil Corp.	5,440	122,835
Shell PLC - ADR	3,215	159,979
Suncor Energy, Inc. (b)	3,208	90,305
Woodside Energy Group, Ltd. - ADR	752	15,160
		1,384,132
Paper & Forest Products - 1.60%
Louisiana-Pacific Corp.	2,018	103,301
West Fraser Timber Co Ltd. (b)	1,216	88,148
		191,449
Pharmaceuticals - 3.49%
Johnson & Johnson	1,213	198,156
Merck & Co., Inc.	2,550	219,606
		417,762
Professional Services - 3.89%
ASGN, Inc. (a)	1,323	119,559
Insperity, Inc.	1,037	105,867
Korn Ferry	1,446	67,890
Robert Half International, Inc.	1,548	118,422
TriNet Group, Inc. (a)	758	53,985
		465,723

Leuthold Select Industries Fund

Schedule of Investments (continued)

September 30, 2022

42	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

	Shares	Fair Value
COMMON STOCKS - 98.51% (continued)
Semiconductors & Semiconductor Equipment - 7.29%
Applied Materials, Inc.	2,539	$208,020
KLA Corp.	523	158,275
Lam Research Corp.	745	272,670
MKS Instruments, Inc.	965	79,748
SolarEdge Technologies, Inc. (a)	662	153,227
		871,940
Software - 4.10%
Adobe, Inc. (a)	305	83,936
Microsoft Corp.	1,744	406,178
		490,114
Specialty Retail - 3.49%
AutoNation, Inc. (a)	933	95,045
Group 1 Automotive, Inc.	432	61,720
Penske Automotive Group, Inc.	1,094	107,682
The Home Depot, Inc.	295	81,402
Williams-Sonoma, Inc.	610	71,889
		417,738
Technology Hardware, Storage & Peripherals - 4.16%
Apple, Inc.	2,830	391,106
Dell Technologies, Inc. - Class C	757	25,867
Hewlett Packard Enterprise Co.	6,787	81,308
		498,281

	Shares	Fair Value
Trading Companies & Distributors - 2.61%
MSC Industrial Direct Co., Inc. - Class A	531	$38,662
Triton International, Ltd. (b)	1,045	57,193
United Rentals, Inc. (a)	484	130,738
WESCO International, Inc. (a)	718	85,715
		312,308
TOTAL COMMON STOCKS (Cost $9,490,112)		$11,786,548

SHORT-TERM INVESTMENTS - 0.99%
Money Market Funds - 0.99%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 2.740% (c)	118,223	$118,223
TOTAL SHORT-TERM INVESTMENTS (Cost $118,223)		$118,223

Total Investments (Cost $9,608,335) - 99.50%		$11,904,771
Other Assets in Excess of Liabilities - 0.50%		60,051
TOTAL NET ASSETS - 100.00%		$11,964,822

Percentages are stated as a percent of net assets.

ADRAmerican Depositary Receipt

(a)Non-income producing security.

(b) Foreign issued security.

(c)The rate quoted is the annualized seven-day effective yield as of September 30, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	43

Grizzly Short Fund

Schedule of Investments

September 30, 2022

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 76.16%
Money Market Funds - 76.16%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 2.740% (a)(b)	150,323,617	$150,323,617
TOTAL SHORT-TERM INVESTMENTS (Cost $150,323,617)		$150,323,617

Total Investments (Cost $150,323,617) - 76.16%		$150,323,617
Other Assets in Excess of Liabilities - (b) - 23.84%		47,060,060
TOTAL NET ASSETS - 100.00%		$197,383,677

(a)The rate quoted is the annualized seven-day effective yield as of September 30, 2022.

(b)All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Grizzly Short Fund

Schedule of Securities Sold Short - (a)

September 30, 2022

44	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

	Shares	Fair Value
COMMON STOCKS - 59.14%
Aerospace & Defense - 1.00%
Axon Enterprise, Inc.	9,821	$1,136,781
The Boeing Co.	6,954	841,990
		1,978,771
Airlines - 0.55%
Delta Air Lines, Inc.	38,882	1,091,029

Auto Components - 1.68%
Aptiv PLC (b)	19,748	1,544,491
Fox Factory Holding Corp.	12,208	965,409
XPEL, Inc.	12,465	803,244
		3,313,144
Banks - 0.76%
SVB Financial Group	4,446	1,492,878

Beverages - 0.92%
Monster Beverage Corp.	20,820	1,810,507

Building Products - 0.82%
AAON, Inc.	16,961	913,859
Zurn Elkay Water Solutions Corp.	29,083	712,534
		1,626,393
Capital Markets - 4.95%
Ares Management Corp. - Class A	11,750	727,913
Brookfield Asset Management, Inc. - Class A (b)	38,181	1,561,221

	Shares	Fair Value
Capital Markets - 4.95% (continued)
Credit Suisse Group AG - ADR	141,283	$553,829
Focus Financial Partners, Inc. - Class A	25,702	809,870
Intercontinental Exchange, Inc.	17,454	1,576,969
KKR & Co., Inc.	31,835	1,368,905
MarketAxess Holdings, Inc.	3,145	699,731
Moody’s Corp.	5,275	1,282,405
S&P Global, Inc.	3,924	1,198,193
		9,779,036
Chemicals - 3.29%
Albemarle Corp.	6,711	1,774,657
Axalta Coating Systems, Ltd.(b)	38,003	800,343
Diversey Holdings, Ltd. (b)	108,069	525,215
Ecolab, Inc.	6,997	1,010,507
International Flavors & Fragrances, Inc.	11,193	1,016,660
The Sherwin-Williams Co.	6,669	1,365,478
		6,492,860
Commercial Services & Supplies - 0.39%
MillerKnoll, Inc.	17,504	273,062
MSA Safety, Inc.	4,546	496,787
		769,849
Construction & Engineering - 0.44%
Ameresco, Inc. - Class A	12,951	860,982

Construction Materials - 0.79%
Vulcan Materials Co.	9,828	1,549,974

Consumer Finance - 0.41%
FirstCash Holdings, Inc.	11,129	816,312

Grizzly Short Fund

Schedule of Securities Sold Short - (a) (continued)

September 30, 2022

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	45

	Shares	Fair Value
COMMON STOCKS - 59.14% (continued)
Containers & Packaging - 0.31%
AptarGroup, Inc.	6,497	$617,410

Diversified Consumer Services - 0.21%
Coursera, Inc.	38,389	413,833

Diversified Financial Services - 0.78%
Apollo Global Management, Inc.	33,250	1,546,125

Electric Utilities - 0.81%
PG&E Corp.	127,503	1,593,788

Electrical Equipment - 2.75%
Ballard Power Systems, Inc. (b)	136,816	837,314
Generac Holdings, Inc.	5,103	909,049
Regal Rexnord Corp.	5,789	812,544
Rockwell Automation, Inc.	6,647	1,429,836
Vertiv Holdings Co.	60,724	590,237
Vicor Corp.	14,245	842,449
		5,421,429
Energy Equipment & Services - 1.58%
Baker Hughes Co.	68,272	1,430,981
Expro Group Holdings NV (b)	67,922	865,326
Noble Corp. PLC (b)	27,896	825,164
		3,121,471
Entertainment - 1.58%
Madison Square Garden Entertainment Corp.	19,105	842,339
Spotify Technology SA (b)	17,854	1,540,800

	Shares	Fair Value
Entertainment - 1.58% (continued)
Warner Music Group Corp. - Class A	31,413	$729,096
		3,112,235
Food Products - 0.75%
J & J Snack Foods Corp.	5,739	743,028
Lancaster Colony Corp.	4,932	741,181
		1,484,209
Health Care Equipment & Supplies - 8.64%
Alcon, Inc. (b)	27,639	1,608,037
Align Technology, Inc.	9,056	1,875,588
Becton Dickinson and Co.	7,884	1,756,792
Boston Scientific Corp.	39,489	1,529,409
Dexcom, Inc.	16,525	1,330,924
ICU Medical, Inc.	6,225	937,485
IDEXX Laboratories, Inc.	5,225	1,702,305
Insulet Corp.	5,596	1,283,722
Novocure, Ltd. (b)	10,428	792,319
ResMed, Inc.	9,163	2,000,283
STERIS PLC (b)	5,954	990,031
Stryker Corp.	6,125	1,240,558
		17,047,453
Health Care Providers & Services - 0.63%
Agilon Health, Inc.	53,463	1,252,103

Health Care Technology - 0.46%
Schrodinger, Inc.	36,380	908,772

Hotels, Restaurants & Leisure - 2.56%
Caesars Entertainment, Inc.	20,477	660,588
Carnival Corp. (b)	84,204	591,954
Las Vegas Sands Corp.	41,619	1,561,545

Grizzly Short Fund

Schedule of Securities Sold Short - (a) (continued)

September 30, 2022

46	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

	Shares	Fair Value
COMMON STOCKS - 59.14% (continued)
Hotels, Restaurants & Leisure - 2.56% (continued)
Papa John’s International, Inc.	12,951	$906,700
Penn Entertainment, Inc.	32,485	893,662
Wynn Resorts, Ltd.	6,997	441,021
		5,055,470
Household Products - 0.70%
The Clorox Co.	10,785	1,384,686

Interactive Media & Services - 1.02%
Match Group, Inc.	9,792	467,568
ZoomInfo Technologies, Inc.	36,924	1,538,254
		2,005,822
Internet & Direct Marketing Retail - 1.18%
Amazon.com, Inc.	14,109	1,594,317
DoorDash, Inc. - Class A	14,702	727,014
		2,321,331
IT Services - 1.52%
Block, Inc.	12,722	699,583
Cloudflare, Inc. - Class A	11,815	653,488
MongoDB, Inc.	4,367	867,111
Okta, Inc.	6,647	378,015
Twilio, Inc. - Class A	5,711	394,858
		2,993,055
Life Sciences Tools & Services - 0.38%
Illumina, Inc.	3,981	759,535

Machinery - 0.70%
Hillman Solutions Corp.	72,282	545,006
Xylem, Inc.	9,585	837,346
		1,382,352

	Shares	Fair Value
Metals & Mining - 0.58%
Franco-Nevada Corp. (b)	9,520	$1,137,450

Oil, Gas & Consumable Fuels - 0.37%
Archaea Energy, Inc.	41,069	739,653

Personal Products - 1.05%
Coty, Inc. - Class A	110,949	701,198
The Estee Lauder Companies, Inc. - Class A	6,390	1,379,601
		2,080,799
Professional Services - 2.17%
Clarivate PLC (b)	32,178	302,151
Equifax, Inc.	9,692	1,661,500
Planet Labs PBC	175,733	954,230
TransUnion	22,986	1,367,437
		4,285,318
Real Estate Investment Trusts (REITs) - 1.81%
Alexandria Real Estate Equities, Inc.	12,472	1,748,450
Equinix, Inc.	2,101	1,195,133
Safehold, Inc.	23,787	629,404
		3,572,987
Road & Rail - 0.41%
Uber Technologies, Inc.	30,405	805,733

Semiconductors & Semiconductor Equipment - 0.39%
Wolfspeed, Inc.	7,533	778,611

Grizzly Short Fund

Schedule of Securities Sold Short - (a) (continued)

September 30, 2022

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	47

	Shares	Fair Value
COMMON STOCKS - 59.14% (continued)
Software - 6.86%
Altair Engineering, Inc. - Class A	18,941	$837,571
Alteryx, Inc. - Class A	9,442	527,241
Appfolio, Inc. - Class A	6,240	653,453
Bentley Systems, Inc. - Class B	6,969	213,182
CCC Intelligent Solutions Holdings, Inc.	99,449	904,986
Crowdstrike Holdings, Inc. - Class A	7,433	1,225,033
Datadog, Inc. - Class A	9,720	862,941
E2open Parent Holdings, Inc.	107,268	651,117
Five9, Inc.	9,663	724,532
Guidewire Software, Inc.	6,640	408,891
nCino, Inc.	24,473	834,774
Paycom Software, Inc.	4,138	1,365,499
Procore Technologies, Inc.	23,050	1,140,514
Q2 Holdings, Inc.	9,470	304,934
The Trade Desk, Inc. - Class A	32,842	1,962,309
Workday, Inc. - Class A	6,011	914,994
		13,531,971
Specialty Retail - 2.10%
Burlington Stores, Inc.	5,939	664,515
Five Below, Inc.	7,105	978,145
Floor & Decor Holdings, Inc. - Class A	12,508	878,812
Ross Stores, Inc.	19,198	1,617,816
		4,139,288
Water Utilities - 0.84%
American States Water Co.	11,572	$902,038
California Water Service Group	14,302	753,572
		1,655,610

	Shares	Fair Value
TOTAL COMMON STOCKS (Proceeds $140,569,819)		$116,730,234

EXCHANGE TRADED FUNDS - 33.21%
Exchange Traded Funds - 33.21%
Communication Services Select Sector SPDR Fund	131,784	$6,311,136
Consumer Discretionary Select Sector SPDR Fund	52,582	7,490,306
Financial Select Sector SPDR Fund	112,100	3,403,356
Industrial Select Sector SPDR Fund	67,519	5,593,274
Invesco QQQ Trust Series 1	30,480	8,146,085
iShares Expanded Tech-Software Sector ETF	13,730	3,434,285
Materials Select Sector SPDR Fund	95,625	6,503,456
SPDR S&P 500 ETF Trust	69,073	24,671,494
TOTAL INVESTMENT COMPANIES (Proceeds $75,133,585)		$65,553,392

TOTAL SECURITIES SOLD SHORT
(Proceeds $215,703,404) - 92.35%		$182,283,626

Percentages are stated as a percent of net assets.

ADRAmerican Depositary Receipt

(a)Non-income producing security.

(b)Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

48	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

Leuthold Core ETF

Schedule of Investments

September 30, 2022

	Shares	Fair Value
INVESTMENT COMPANIES - 80.44%
Exchange Traded Fund - 80.44%
Direxion Daily S&P 500 Bear 1x Shares	120,659	$2,157,383
Fidelity MSCI Consumer Staples Index ETF	35,739	1,434,921
Fidelity MSCI Energy Index ETF	118,114	2,345,744
Fidelity MSCI Financials Index ETF	19,415	836,398
Health Care Select Sector SPDR Fund	14,776	1,789,521
Invesco CurrencyShares Euro Currency Trust (a)	6,208	561,452
Invesco CurrencyShares Japanese Yen Trust (a)	3,870	250,041
iShares 1-3 Year Treasury Bond ETF	51,757	4,203,185
iShares 7-10 Year Treasury Bond ETF	2,822	270,884
iShares 20+ Year Treasury Bond ETF	2,714	278,049
iShares Floating Rate Bond ETF	5,788	290,963
iShares Gold Trust (a)	21,594	680,859
iShares JP Morgan USD Emerging Markets Bond ETF	1,995	158,403
iShares MBS ETF	5,422	496,547
iShares MSCI Global Metals & Mining Producers ETF	13,989	476,046
iShares U.S. Broker-Dealers & Securities Exchanges ETF	8,173	697,892

	Shares	Fair Value
Exchange Traded Fund - 80.44% (continued)
iShares U.S. Healthcare Providers ETF	6,604	$1,687,124
iShares U.S. Home Construction ETF	13,989	727,988
iShares U.S. Insurance ETF	13,548	1,071,511
iShares U.S. Transportation ETF	2,312	454,447
SPDR Bloomberg International Corporate Bond ETF	14,001	351,285
SPDR Bloomberg International Treasury Bond ETF	41,991	874,673
SPDR Bloomberg Short Term High Yield Bond ETF	10,779	256,325
SPDR S&P Homebuilders ETF	5,847	319,772
SPDR S&P Metals & Mining ETF	8,489	360,698
SPDR S&P Retail ETF	7,335	413,987
SPDR S&P Semiconductor ETF	3,091	470,265
Technology Select Sector SPDR Fund	31,532	3,745,371
VanEck J. P. Morgan EM Local Currency Bond ETF	14,895	339,606
Vanguard Short-Term Inflation-Protected Securities ETF	15,559	748,543
TOTAL EXCHANGE TRADED FUNDS (Cost $30,270,254)		28,749,883

Leuthold Core ETF

Schedule of Investments (continued)

September 30, 2022

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	49

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 19.66%
Money Market Fund - 19.66%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 2.740% (b)	7,025,188	$7,025,188
TOTAL SHORT-TERM INVESTMENTS (Cost $7,025,188)		$7,025,188

Total Investments (Cost $37,295,442) - 100.10%		$35,775,071
Liabilities in Excess of Other Assets - (0.10)%		(33,984)
TOTAL NET ASSETS - 100.00%		$35,741,087

Percentages are stated as a percent of net assets.

(a)Non-income producing security.

(b)The rate quoted is the annualized seven-day effective yield as of September 30, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Leuthold Funds

Statements of Assets and Liabilities

September 30, 2022

50	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

	Leuthold Core Investment Fund	Leuthold Global Fund
ASSETS:
Investments, at cost	$401,438,501	$23,609,887
Investments, at fair value	472,198,653	22,929,670
Cash	—	9,279
Foreign currency (cost $0, and $8,356 respectively)	—	8,243
Receivable for Fund shares sold	567,431	2,261
Receivable for investments sold	2,036,427	164,303
Collateral at broker for securities sold short	110,223,949	5,772,792
Tri-party collateral held at custodian	18,000,001	700,001
Interest receivable	475,507	25,294
Dividends receivable	366,890	69,684
Other assets	208,244	20,951
Total Assets	604,077,102	29,702,478

LIABILITIES:
Securities sold short, at fair value (proceeds $118,959,383, and $5,893,717 respectively)	96,718,472	4,883,505
Payable for Fund shares redeemed	125,285	531
Payable to Adviser	385,033	18,879
Payable to Directors	29,866	1,487
Payable for Audit Fees	53,146	21,546
Dividends payable on securities sold short	71,251	2,082
Distribution (Rule 12b-1) fees payable	—	981
Shareholder servicing fees payable	18,997	—
Accrued expenses and other liabilities	156,936	23,369
Total Liabilities	97,558,986	4,952,380
NET ASSETS	$506,518,116	$24,750,098

Leuthold Funds

Statements of Assets and Liabilities (continued)

September 30, 2022

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	51

	Leuthold Core Investment Fund		Leuthold Global Fund
NET ASSETS CONSIST OF:
Capital stock	$380,265,286		$23,720,339
Total distributable earnings	126,252,830		1,029,759
Total Net Assets	$506,518,116		$24,750,098

Retail Class Shares
Net assets	$247,766,407		$4,607,580
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	12,369,006		538,957
Net Asset Value, Redemption Price, and Offering Price Per Share	$20.03	*	$8.55	*
Institutional Class Shares
Net assets	258,751,709		20,142,518
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	12,862,804		2,322,222
Net Asset Value, Redemption Price, and Offering Price Per Share	$20.12	*	$8.67	*

*Redemption price may differ from NAV if redemption fee is applied.

Leuthold Funds

Statements of Assets and Liabilities (continued)

September 30, 2022

52	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

	Leuthold Select Industries Fund	Grizzly Short Fund	Leuthold Core ETF
ASSETS:
Investments, at cost	$9,608,335	$150,323,617	$37,295,442

Investments, at fair value	11,904,771	150,323,617	35,775,071
Receivable for Fund shares sold	83,896	5,454,451	—
Receivable for investments sold	—	3,159,709	—
Collateral at broker for securities sold short	—	203,209,328	—
Tri-party collateral held at custodian	—	25,000,001	—
Interest receivable	170	282,231	12,865
Dividends receivable	13,465	—	—
Due to Adviser	—	—	—
Other assets	12,069	325,333	—
Total Assets	12,014,371	387,754,670	35,787,936

LIABILITIES:
Securities sold short, at fair value (proceeds $0, $215,703,404, and $0 respectively)	—	182,283,626	—
Payable for investments purchased	—	5,519,939	—
Payable for Fund shares redeemed	—	2,168,746	—
Payable to Adviser	9,619	177,856	16,323
Payable to Custodian	1,767	1,734	1,186
Payable to Directors	744	8,458	1,970
Payable for Audit Fees	28,016	21,546	15,571
Dividends payable on securities sold short	—	124,981	—
Shareholder servicing fees payable	1,123	18,197	—
Accrued expenses and other liabilities	8,280	45,910	11,799
Total Liabilities	49,549	190,370,993	46,849
NET ASSETS	$11,964,822	$197,383,677	$35,741,087

Leuthold Funds

Statements of Assets and Liabilities (continued)

September 30, 2022

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	53

	Leuthold Select Industries Fund		Grizzly Short Fund	Leuthold Core ETF
NET ASSETS CONSIST OF:
Capital stock	$9,907,987		$520,432,259	$37,370,493
Total distributable earnings	2,056,835		(323,048,582)	(1,629,406)
Total Net Assets	$11,964,822		$197,383,677	$35,741,087

Retail Class Shares
Net assets	$11,964,822		$197,383,677	$35,741,087
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	448,277		21,348,690	1,300,000
Net Asset Value, Redemption Price, and Offering Price Per Share	$26.69	*	$9.25	$27.49

*Redemption price may differ from NAV if redemption fee is applied.

Leuthold Funds

Statements of Operations

For the Year Ended September 30, 2022

54	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

	Leuthold Core Investment Fund	Leuthold Global Fund
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $72,207 and $47,763 respectively)	$7,653,632	$652,215
Non-cash dividend income	446,622	137,969
Interest income	1,420,635	77,347
Total investment income	9,520,889	867,531

EXPENSES:
Investment advisory fees (Note 3)	5,116,027	248,710
Administration fees	298,390	30,073
Transfer agent fees (Note 5)	198,303	39,542
Legal fees	50,929	2,762
Audit fees	53,496	21,896
Fund accounting fees	107,882	13,643
Custody fees	53,664	19,781
Shareholder servicing fees - Retail Class (Note 5)	261,992	—
Registration fees	40,990	34,387
Report to shareholders	58,250	2,855
Directors’ fees	123,139	7,687
Distribution (Rule 12b-1) fees - Retail Class (Note 4)	—	4,672
Other	72,581	12,358
Total expenses before dividends and interest on securities sold short and reimbursement from Adviser	6,435,643	438,366
Dividends on securities sold short	948,945	84,298
Total expenses	7,384,588	522,664
NET INVESTMENT INCOME	2,136,301	344,867

Leuthold Funds

Statements of Operations (continued)

For the Year Ended September 30, 2022

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	55

	Leuthold Core Investment Fund	Leuthold Global Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENT COMPANIES, SECURITIES SOLD SHORT AND FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments	$31,641,620	$983,239
Investment companies	(1,153,919)	(54,488)
Realized gain distributions received from investment companies	66,616	14,804
Securities sold short	10,218,938	84,366
Foreign currency and foreign currency translation	(1,770,698)	(124,821)
Net unrealized appreciation (depreciation) during the period on:
Investments	(95,670,193)	(4,195,248)
Investment companies	(8,123,336)	(337,220)
Securities sold short	19,589,107	1,214,490
Foreign currency and foreign currency translation	(1,627,604)	(646,869)
Net realized and unrealized gain (loss) on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	(46,829,469)	(3,061,747)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(44,693,168)	$(2,716,880)

Leuthold Funds

Statements of Operations (continued)

For the Year Ended September 30, 2022

56	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

	Leuthold Select Industries Fund	Grizzly Short Fund	Leuthold Core ETF
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $2,758, $0 and $0, respectively)	$250,000	$278	$307,780
Non-cash dividend income	18,793	—	—
Interest income	692	1,459,239	34,302
Total investment income	269,485	1,459,517	342,082

EXPENSES:
Investment advisory fees (Note 3)	150,717	1,249,196	111,948
Administration fees	21,026	60,713	38,553
Transfer agent fees (Note 5)	13,067	76,928	17,648
Legal fees	1,822	6,552	1,514
Audit fees	27,666	21,196	14,826
Fund accounting fees	5,890	23,101	10,280
Custody fees	10,762	6,143	5,737
Shareholder servicing fees - Retail Class (Note 5)	17,182	76,680	—
Registration fees	22,828	38,803	—
Report to shareholders	2,386	11,081	1,012
Directors’ fees	4,261	28,267	6,237
Other	2,928	8,235	11,839
Total expenses before dividends and interest on securities sold short and reimbursement from Adviser	280,535	1,606,895	219,594
Dividends on securities sold short	—	1,070,807	—
Reimbursement from Adviser (Note 3)	(54,459)	—	(74,063)
Total expenses	226,076	2,677,702	145,531
NET INVESTMENT INCOME (LOSS)	43,409	(1,218,185)	196,551

Leuthold Funds

Statements of Operations (continued)

For the Year Ended September 30, 2022

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	57

	Leuthold Select Industries Fund	Grizzly Short Fund	Leuthold Core ETF
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENT COMPANIES, SECURITIES SOLD SHORT, FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSLATION
Net realized gain (loss) on:
Investments	$(21,621)	$—	$—
Investment companies	—	—	443,124
Securities sold short	—	(6,334,862)	—
Foreign currency and foreign currency translation	(60)	(22)	—
Net unrealized appreciation (depreciation) during the period on:
Investments	(2,416,574)	—	—
Investment companies	—	—	(3,489,488)
Securities sold short	—	31,739,792	—
Foreign currency and foreign currency translation	(28)	—	—
Net realized and unrealized gain on investments, investment companies, securities sold short, foreign currency and foreign currency translation	(2,438,283)	25,404,908	(3,046,364)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,394,874)	$24,186,723	$(2,849,813)

Leuthold Core Investment Fund

Statements of Changes in Net Assets

58	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

	Year Ended September 30, 2022	Year Ended September 30, 2021
OPERATIONS:
Net investment income (loss)	$2,136,301	$(1,499,447)
Net realized gain on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	39,002,557	33,229,464
Net unrealized appreciation (depreciation) on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	(85,832,026)	55,812,873
Net increase (decrease) in net assets from operations	(44,693,168)	87,542,890

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions - Retail Class	(14,084,217)	(329,501)
Distributions - Institutional Class	(15,293,237)	(349,324)
Total distributions	(29,377,454)	(678,825)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	38,988,776	30,805,566
Proceeds from shares sold - Institutional Class	38,641,336	41,004,712
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	13,618,622	315,155
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	13,981,488	318,807
Cost of shares redeemed - Retail Class*	(55,984,139)	(62,358,776)
Cost of shares redeemed - Institutional Class**	(61,157,188)	(49,401,673)
Net decrease in net assets from capital share transactions	(11,911,105)	(39,316,209)

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(85,981,727)	47,547,856
NET ASSETS
Beginning of year	592,499,843	544,951,987
End of year	$506,518,116	$592,499,843

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	1,778,266	1,388,133
Shares sold - Institutional Class	1,758,663	1,908,224
Shares issued to holders in reinvestment of dividends - Retail Class	592,865	15,502
Shares issued to holders in reinvestment of dividends - Institutional Class	606,572	15,643
Shares redeemed - Retail Class	(2,527,323)	(2,892,821)
Shares redeemed - Institutional Class	(2,795,053)	(2,257,004)
Net decrease in shares outstanding	(586,010)	(1,822,323)

*Net of redemption fees of (Retail Class):	$506	$689
**Net of redemption fees of (Institutional Class):	$545	$718

Leuthold Global Fund

Statements of Changes in Net Assets

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	59

	Year Ended September 30, 2022	Year Ended September 30, 2021
OPERATIONS:
Net investment income (loss)	$344,867	$(114,378)
Net realized income on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	903,100	2,194,809
Net unrealized appreciation (depreciation) on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	(3,964,847)	2,362,130
Net increase (decrease) in net assets from operations	(2,716,880)	4,442,561

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions - Retail Class	(133,621)	(1,933)
Distributions - Institutional Class	(556,770)	(56,872)
Total distributions	(690,391)	(58,805)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	323,240	1,133,073
Proceeds from shares sold - Institutional Class	1,188,686	483,426
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	129,235	1,884
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	543,325	55,613
Cost of shares redeemed - Retail Class*	(879,551)	(916,787)
Cost of shares redeemed - Institutional Class**	(1,776,789)	(2,298,719)
Net decrease in net assets from capital share transactions	(471,854)	(1,541,510)

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(3,879,125)	2,842,246
NET ASSETS
Beginning of year	28,629,223	25,786,977
End of year	$24,750,098	$28,629,223

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	32,875	118,400
Shares sold - Institutional Class	123,653	51,403
Shares issued to holders in reinvestment of dividends - Retail Class	13,330	213
Shares issued to holders in reinvestment of dividends - Institutional Class	55,426	6,200
Shares redeemed - Retail Class	(92,421)	(102,301)
Shares redeemed - Institutional Class	(182,786)	(250,006)
Net decrease in shares outstanding	(49,923)	(176,091)

*Net of redemption fees of (Retail Class):	$—	$—
**Net of redemption fees of (Institutional Class):	$—	$1

Leuthold Select Industries Fund

Statements of Changes in Net Assets

60	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

	Year Ended September 30, 2022	Year Ended September 30, 2021

OPERATIONS:
Net investment income (loss)	$43,409	$(33,153)
Net realized gain (loss) on investments	(21,681)	1,079,660
Net unrealized appreciation (depreciation) on investments	(2,416,602)	1,743,898
Net increase (decrease) in net assets from operations	(2,394,874)	2,790,405

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions - Retail Class	(1,014,130)	(633,555)
Total distributions	(1,014,130)	(633,555)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,700,273	5,013,933
Proceeds from shares issued to holders in reinvestment of dividends	998,785	606,503
Cost of shares redeemed	(10,065,836)	(1,713,690)
Net increase in net assets from capital share transactions	633,222	3,906,746

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(2,775,782)	6,063,596
NET ASSETS
Beginning of year	14,740,604	8,677,008
End of year	$11,964,822	$14,740,604

CHANGES IN SHARES OUTSTANDING:
Shares sold	305,990	148,509
Shares issued to holders in reinvestment of dividends	28,910	22,405
Shares redeemed	(322,088)	(56,056)
Net increase in shares outstanding	12,812	114,858

Grizzly Short Fund

Statements of Changes in Net Assets

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	61

	Year Ended September 30, 2022	Year Ended September 30, 2021

OPERATIONS:
Net investment loss	$(1,218,185)	$(1,896,489)
Net realized loss on securities sold short and foreign currency and foreign currency translation	(6,334,884)	(36,562,761)
Net unrealized appreciation on securities sold short and foreign currency and foreign currency translation	31,739,792	3,744,602
Net increase (decrease) in net assets from operations	24,186,723	(34,714,648)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions - Retail	—	—
Total distributions	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	396,485,400	113,349,921
Proceeds from shares issued to holders in reinvestment of dividends	—	—
Cost of shares redeemed	(283,985,342)	(141,077,894)
Net increase (decrease) in net assets from capital share transactions	112,500,058	(27,727,973)

TOTAL INCREASE (DECREASE) IN NET ASSETS:	136,686,781	(62,442,621)
NET ASSETS
Beginning of year	60,696,896	123,139,517
End of year	$197,383,677	$60,696,896

CHANGES IN SHARES OUTSTANDING:
Shares sold	48,154,768	13,495,461
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(35,300,078)	(16,383,836)
Net increase (decrease) in shares outstanding	12,854,690	(2,888,375)

Leuthold Core ETF

Statements of Changes in Net Assets

62	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

	Year Ended September 30, 2022	Year Ended September 30, 2021

OPERATIONS:
Net investment gain	$196,551	$26,869
Net realized gain on investments	443,124	354,508
Net unrealized appreciation (depreciation) on investments	(3,489,488)	1,303,955
Net increase (decrease) in net assets from operations	(2,849,813)	1,685,332

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions - Retail	(37,005)	(78,856)
Total distributions	(37,005)	(78,856)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	26,639,227	5,046,385
Cost of shares redeemed	(3,041,358)	(2,940,215)
Net increase in net assets from capital share transactions	23,597,869	2,106,170

TOTAL INCREASE IN NET ASSETS:	20,711,051	3,712,646
NET ASSETS
Beginning of year	15,030,036	11,317,390
End of year	$35,741,087	$15,030,036

CHANGES IN SHARES OUTSTANDING:
Shares sold	900,000	175,000
Shares redeemed	(100,000)	(100,000)
Net increase in shares outstanding	800,000	75,000

Leuthold Funds - 2022 Annual Report	63

Leuthold Funds

Notes to the Financial Statements

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Leuthold Funds, Inc. (the “Company”) was incorporated on August 30, 1995, as a Maryland Corporation and is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Funds are considered investment companies under, and follow the accounting and reporting guidance in, Accounting Standards Codification Topic 946 – Investment Companies. The Leuthold Group, LLC, doing business as Leuthold Weeden Capital Management, is the investment adviser to the Funds (the “Adviser”). The Company consists of five series (each series a “Fund” and collectively the “Funds”):

Fund	Investment Objective	Inception – Retail Share Class	Inception – Institutional Share Class
Leuthold Core Investment Fund	Seeks total return consistent with prudent investment risk over the long-term	11/20/1995	1/31/2006
Leuthold Global Fund	Seeks total return consistent with prudent investment risk over the long-term	7/1/2008	4/30/2008
Leuthold Select Industries Fund	Capital appreciation	6/19/2000	n/a
Grizzly Short Fund	Capital appreciation	6/19/2000	n/a
Leuthold Core ETF	Capital appreciation and income	1/6/2020	n/a

All classes of shares in a Fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’s servicing or distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Funds.

a)Investment Valuation – The Funds value their investments at fair value. Securities listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market, and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, including securities sold short, which are listed on an exchange, but which are not traded on the valuation date are generally valued at the mean between the bid and the asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price or, if unavailable, at prices provided by an independent pricing service. Securities sold short which are not listed on an exchange but for which market quotations are readily available are generally valued at the average of the current bid and asked prices. Debt securities are valued at bid prices provided by an independent pricing service that may use a matrix pricing method or other analytical pricing model. Shares of open-end investment companies (other than shares of an exchange-traded fund traded on domestic securities exchanges or on NASDAQ) are valued at one of the following prices as determined by the Adviser: (a) the net asset value

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announced by such open-end investment company following the close of business on the business day a Fund’s net asset value is to be calculated; (b) the net asset value announced by such open-end investment company following the close of business on the business day immediately preceding the day a Fund’s net asset value is to be calculated; or (c) a value determined by the Adviser by adding to, or subtracting from, the net asset value announced by such open-end investment company following the close of business on the business day immediately preceding the day a Fund’s net asset value is to be calculated, an amount equal to the Adviser’s estimate of the effect of changes in the market prices for the types of securities held by such investment company. Other assets, including securities for which no quotations are readily available, are valued at fair value as determined in good faith by the valuation designee pursuant to the Funds’ “Pricing and Valuation Guidelines.”

The Funds may invest in foreign securities. Foreign securities may be priced at the closing price reported on the foreign exchange on which they are principally traded. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange (“NYSE”). The Adviser, as the “valuation designee” under review of the Board, uses their independent pricing provider’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, then these securities may be valued as determined in good faith by the Directors. Some of the factors which may be considered by the valuation designee and the Funds’ Fair Value Pricing Committee in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker-dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

b)Fair Valuation Measurements – The Funds have adopted fair valuation accounting standards, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the following three levels:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

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The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments and securities sold short as of September 30, 2022:

Leuthold Core Investment Fund
Investments at Fair Value	Level 1	Level 2	Level 3		Total
Common Stocks
Air Freight & Logistics	$11,885,133	$—	$—		$11,885,133
Biotechnology	7,214,605	—	—		7,214,605
Capital Markets	13,293,549	—	—		13,293,549
Chemicals	—	—	0	(1)	—
Distributors	3,109,118	—	—		3,109,118
Food & Staples Retailing	17,754,745	—	—		17,754,745
Food Products	2,032,650	—	—		2,032,650
Health Care Equipment & Supplies	3,443,785	—	—		3,443,785
Health Care Providers & Services	32,796,161	—	—		32,796,161
Household Durables	14,230,861	—	—		14,230,861
Insurance	23,470,189	—	—		23,470,189
IT Services	7,007,755	—	—		7,007,755
Life Sciences Tools & Services	7,831,487	—	—		7,831,487
Metals & Mining	12,968,882	—	—		12,968,882
Multiline Retail	8,995,698	—	—		8,995,698
Oil, Gas & Consumable Fuels	33,750,729	—	—		33,750,729
Paper & Forest Products	4,659,652	—	—		4,659,652
Pharmaceuticals	10,408,655	—	—		10,408,655
Professional Services	11,565,519	—	—		11,565,519
Semiconductors & Semiconductor Equipment	22,066,360	—	—		22,066,360
Software	11,890,933	—	—		11,890,933
Specialty Retail	10,232,253	—	—		10,232,253
Technology Hardware, Storage & Peripherals	12,132,648	—	—		12,132,648
Trading Companies & Distributors	7,610,947	—	—		7,610,947
Total Common Stocks	290,352,314	—	0	(1)	290,352,314

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Leuthold Core Investment Fund
Investments at Fair Value	Level 1	Level 2	Level 3		Total
Exchange Traded Funds	52,218,124	—	—		52,218,124
Corporate Bonds	—	7,748,699	—		7,748,699
Foreign Government Bonds	—	6,739,737	—		6,739,737
United States Treasury Obligations	—	11,920,618	—		11,920,618
Money Market Funds	103,219,161	—	—		103,219,161
Total Investments in Securities	445,789,599	26,409,054	0	(1)	472,198,653

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$61,530,479	$—	$—	$61,530,479
Exchange Traded Funds	35,187,993	—	—	35,187,993
Total Securities Sold Short	$96,718,472	$—	$—	$96,718,472

(1)Management has determined transfers into/out of level 3 and the value of level 3 investments at year end to be immaterial to the Fund.

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Leuthold Global Fund
Investments at Fair Value	Level 1	Level 2	Level 3		Total
Common Stocks
Air Freight & Logistics	$251,180	$253,670	—		$504,850
Banks	474,566	—	—		474,566
Capital Markets	914,107	—	—		914,107
Chemicals	321,129	—	—		321,129
Distributors	98,496	—	—		98,496
Diversified Telecommunication Services	449,633	114,461	—		564,094
Engineering & Construction	3,293	—	—		3,293
Food Products	250,833	—	—		250,833
Health Care Providers & Services	808,887	—	—		808,887
Household Durables	650,535	181,293	—		831,828
Independent Power and Renewable Electricity Producers	—	5,976	—		5,976
Insurance	767,288	686,411	—		1,453,699
IT Services	224,036	—	—		224,036
Marine	141,226	218,401	—		359,627
Metals & Mining	666,687	412,138	—		1,078,825
Oil, Gas & Consumable Fuels	1,968,167	471,692	—		2,439,859
Paper & Forest Products	74,226	—	47,467	(1)	121,693
Professional Services	142,278	—	—		142,278
Pharmaceuticals	888,906	128,972	—		1,017,878
Semiconductors & Semiconductor Equipment	889,101	500,717	—		1,389,818
Tobacco	—	138,799	—		138,799
Trading Companies & Distributors	370,576	216,055	—		586,631
Wireless Telecommunication Services	228,801	—	—		228,801
Total Common Stocks	10,583,951	3,328,585	47,467		13,960,003
Exchange Traded Funds	2,420,060	—	—		2,420,060
Corporate Bonds	—	441,378	—		441,378
Foreign Government Bonds	—	333,808	—		333,808
United States Treasury Obligations	—	585,373	—		585,373
Money Market Funds	5,189,048	—	—		5,189,048
Total Investments in Securities	$18,193,059	$4,689,144	$47,467		$22,929,670

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3		Total
Common Stocks	$1,999,899	$—	$—		$1,999,899
Exchange Traded Funds	2,883,606	—	—		2,883,606
Total Securities Sold Short	$4,883,505	$—	$—		$4,883,505

(1)Management has determined transfers into/out of level 3 and the value of level 3 investments at year end to be immaterial to the Fund.

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Leuthold Select Industries Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$11,786,548	$—	$—	$11,786,548
Short-Term Investments	118,223	—	—	118,223
Total Investments in Securities	$11,904,771	$—	$—	$11,904,771

The Fund did not invest in any Level 3 securities during the period.

Grizzly Short Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Money Market Funds	$150,323,617	$—	$—	$150,323,617
Total Investments in Securities	$150,323,617	$—	$—	$150,323,617

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$116,730,234	$—	$—	$116,730,234
Exchange Traded Funds	65,553,392	—	—	65,553,392
Total Securities Sold Short	$182,283,626	$—	$—	$182,283,626

The Fund did not invest in any Level 3 securities during the period.

Leuthold Core ETF
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$28,749,883	$—	$—	$28,749,883
Money Market Funds	7,025,188	—	—	7,025,188
Total Investments in Securities	$35,775,071	$—	$—	$35,775,071

The Fund did not invest in any Level 3 securities during the period.

For further information regarding security characteristics, see the Schedules of Investments and Schedules of Securities Sold Short.

c)Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

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The tax character of distributions paid during the fiscal years ended September 30, 2022 and 2021 was as follows:

Year Ended September 30, 2022
	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Grizzly Short Fund	Leuthold Core ETF
Distributions paid from:
Ordinary Income	$—	$313,965	$72,860	$—	$37,005
Long Term Capital Gain*	29,377,454	376,426	941,270	—	—
Total Distributions Paid	$29,377,454	$690,391	$1,014,130	$—	$37,005

Year Ended September 30, 2021
	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Grizzly Short Fund	Leuthold Core ETF
Distributions paid from:
Ordinary Income	$—	$49,806	$193,269	$—	$78,856
Long Term Capital Gain*	678,825	8,999	440,286	—	—
Total Distributions Paid	$678,825	$58,805	$633,555	$—	$78,856

*The Funds designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or 0-percent rate, depending on the shareholder’s taxable income).

At September 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Grizzly Short Fund	Leuthold Core ETF
Undistributed Ordinary Income	$—	$—	$—	$—	$163,699
Undistributed long-term gains	35,175,465	931,844	—	—	—
Distributable earnings	35,175,465	931,844	—	—	163,699
Capital loss carryover and late-year losses	(1,111,621)	(131,451)	(10,363)	(601,991)	—
Other accumulated gains (losses)	—	—	—	(348,695,016)	(12,222)
Unrealized appreciation (depreciation)	92,188,986	229,366	2,067,198	26,248,425	(1,780,883)
Total accumulated earnings (deficit)	$126,252,830	$1,029,759	$2,056,835	$(323,048,582)	$(1,629,406)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires that permanent differences between financial reporting and

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tax reporting be reclassified between various components of net assets. These differences are primarily due to partnership adjustments, securities sold short, earnings and profits distributed to shareholders on the redemption of shares, net operating losses, realized gain on redemptions in kind, and expiration of capital losses.

Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2022, the following table shows the reclassifications made:

	Distributable Earnings	Paid In Capital
Leuthold Core Investment Fund	$(6,657,866)	$6,657,866
Leuthold Global Fund	(48,362)	48,362
Leuthold Select Industries Fund	—	—
Grizzly Short Fund	1,691,178	(1,691,178)
Leuthold Core ETF	(466,728)	466,728

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Capital losses realized will carry forward retaining their classification as long-term or short-term losses.

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Grizzly Short Fund	Leuthold Core ETF
Unlimited Short-Term	$—	$—	$—	$(348,695,016)	$(12,222)
Unlimited Long-Term	—	—	—	—	—

The Leuthold Core Investment Fund, Leuthold Global Fund, and Grizzly Short Fund intend to defer and treat $1,111,621, $131,451, and $601,991, respectively, of qualified late-year losses incurred during the fiscal year ended September 30, 2022 as arising on the first day of the fiscal year ending September 30, 2023. The Leuthold Select Industries Fund had post-October losses of $10,363.

As of September 30, 2022, the Funds had no tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2022, the Funds did not incur any interest or penalties.

d)Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly for the Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, and Grizzly Short Fund, and are declared and paid annually for the Leuthold Core ETF. Distributions of net realized capital gains, if any, are declared and paid at least annually.

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e)Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)Basis for Consolidation for the Leuthold Core Investment Fund and Leuthold Global Fund – Leuthold Core, Ltd. and Leuthold Global, Ltd (the “Subsidiaries”) previously acted as investment vehicles in order to enter into certain investments for the Leuthold Core Investment Fund and Leuthold Global Fund, respectively. The Subsidiaries were liquidated in May 2018 and, therefore, the financial statements of these Funds are no longer consolidated.

g)Securities Sold Short – For financial statement purposes, an amount equal to the required amount of collateral to be segregated for securities sold short is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, is subsequently marked-to-market to reflect the current value of the securities sold short. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which could differ from the amount reflected in the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities sold short. The Funds will suffer a loss if they sell a security short and the value of the security rises rather than falls; additionally, the Funds may be subject to expenses such as costs of borrowing and margin account maintenance. Since there is no maximum attainable price for a stock, short selling could result in unlimited loss. As collateral for their securities sold short, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with Note 1a. The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short. The Leuthold Core Investment Fund, Leuthold Global Fund, and Grizzly Short Fund’s collateral at broker for securities sold short is with one major international security dealer.

With regard to the cash collateral that is posted with counterparties, the Funds have established a collateral account for each respective counterparty with its custodian (the “Account”) and have entered into a tri-party agreement with the custodian and the respective counterparty regarding the transfer of assets to and from the Account.

The Adviser reviews each Account on a daily basis to ensure that the Account does not maintain a material amount of cash collateral in excess of what is required by the applicable counterparty (the amount of collateral required by such counterparty is subject to change and generally not known until the next business day, which necessitates the maintenance of a minimum amount of excess cash collateral). In the event that the excess cash collateral in an Account is equal to or in excess of the greater of the following: $250,000 or 3% of the total assets of the applicable Fund calculated at each month end; then the applicable Fund, pursuant to the tri-party agreement, will instruct the custodian to sweep such excess cash collateral into the Fund’s interest bearing account with the custodian. The amount of collateral held related to this tri-party agreement is included in the Statements of Assets and Liabilities as an asset.

h)Other – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. The Funds utilize an identified lot approach to transactions. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on

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an accrual basis. Discounts and premiums on bonds are amortized using the yield to maturity method over the life of the respective bond. For financial reporting purposes, the Funds isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for realized gains and losses.

i)Foreign Taxes – To the extent certain Funds invest in foreign securities, they may be subject to foreign withholding taxes with respect to dividends or interest the Funds received from sources in foreign countries. Since certain Funds may invest in the securities of a foreign issuer, it can elect to “pass-through” foreign taxes paid by the Funds to its shareholders who, subject to certain limitations, can elect to credit such taxes against their own U.S. federal income tax liability or claim them as a credit. No assurance can be provided that the Funds can or will make such an election.

j)Expenses – Expenses that directly relate to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds, such as Directors fees and expenses, insurance expense, and legal fees are allocated between the Funds based on the relative net asset value of the individual Funds.

k)Counterparty Risk – Counterparty risk may arise as the result of the failure of a counterparty to a securities contract to comply with the terms of the contract. Potential counterparty risk is measured by the creditworthiness of the counterparty and additional risk may arise from unanticipated events affecting the value of the underlying security.

l)Managed Futures Strategy/Commodities Risk (Leuthold Core ETF only) - The Fund may invest in underlying investments that principally invest in the commodities markets through investment in managed futures programs. Such investments may subject an underlying investment to greater volatility than investments in traditional securities. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including weather and natural disasters; pandemics and other global health emergencies; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments. The demand and supply of these commodities may also fluctuate widely based on such factors as interest rates, investors’ expectations with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producers and/or forward selling by such producers, global or regional political, economic, or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity underlying investments may use derivatives, such as futures, options, and swaps, which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

m)Shares May Trade at Prices Other Than NAV (Leuthold Core ETF only) - As with all exchange traded funds (“ETFs”), shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares will approximate the Fund’s net asset value (“NAV”), there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

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n)Authorized Participants, Market Makers and Liquidity Providers Concentration Risk (Leuthold Core ETF only) - The Fund has a limited number of financial institutions that may act as authorized participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

o)Rule 18f-4 under the 1940 Act - On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies as Rule 18f-4 under the 1940 Act (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments currently used by funds to comply with Section 18 of the 1940 Act and treats derivatives as senior securities. Under Rule 18f-4 a fund’s derivatives exposure is limited through a value-at-risk test. Funds whose use of derivatives is more than a limited specified exposure amount are required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. The Leuthold Core Investment Fund, Leuthold Global Fund, and Grizzly Short Fund have implemented a derivatives risk management program and comply with Rule 18f-4.

p)Recently Issued Accounting Pronouncements

•In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds began complying with Rule 2a-5 effective September 8, 2022. Effective on that date, securities for which market quotations are not readily available will have a fair value determined by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Funds’ investment adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the adviser’s pricing and valuation policy and fair value procedures, as applicable.

•In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact, if any, of these amendments on the financial statements.

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q)COVID-19 Pandemic - The global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operation and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Funds’ investments.

r)Subsequent Events – In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated recognition or disclosure.

2.INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, U.S. Government securities, and securities sold short, for the year ended September 30, 2022 are summarized below.

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Core ETF (a)
Purchases	$274,425,364	$11,023,178	$15,704,041	$5,968,103
Sales	348,951,543	14,039,563	16,140,978	8,088,748

Purchases and sales of U.S. Government securities for the year ended September 30, 2022 are summarized below:

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Core ETF (a)
Purchases	$23,703,007	$1,086,579	$—	$—
Sales	9,657,063	399,406	—	—

(a)The Leuthold Core ETF’s purchases and sales exclude in-kind transactions. In-kind purchases and sales as of September 30, 2022 were $22,577,270 and $2,703,438, respectively. During the year ended September 30, 2022, the Fund realized $470,917 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated earnings to paid-in capital.

There were no purchases or sales of investment securities in the Grizzly Short Fund because this Fund invests only in securities sold short.

At September 30, 2022, gross unrealized appreciation and depreciation of investments and securities sold short and cost of investments and cost of securities sold short for tax purposes were as follows:

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Grizzly Short Fund	Leuthold Core ETF
Tax cost of investments/securities sold short	$283,282,495	$17,808,435	$9,837,545	$(58,208,433)	$37,555,954
Unrealized appreciation	109,165,358	3,289,469	2,766,258	33,747,078	1,030,993
Unrealized depreciation	(16,976,372)	(3,060,103)	(699,060)	(7,498,653)	(2,811,876)
Net unrealized appreciation	$92,188,986	$229,366	$2,067,198	$26,248,425	$(1,780,883)

Leuthold Funds - 2022 Annual Report	75

Leuthold Funds

The differences between book and tax basis of unrealized appreciation (depreciation) are primarily attributable to the tax deferral of losses on wash sales and passive foreign investment company transactions.

3.INVESTMENT ADVISORY AND OTHER AGREEMENTS

Each of the Funds has entered into an Investment Advisory Agreement (“advisory agreement”) with the Adviser. Pursuant to its advisory agreement with the Funds, the Adviser is entitled to receive a fee, calculated daily as applied to each Fund’s average daily net assets and payable monthly, at annual rates of:

Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Grizzly Short Fund	Leuthold Core ETF
0.90%	0.90%	1.00%	1.25%	0.50%

The Adviser has agreed to waive its advisory fee and/or reimburse the Funds’ other expenses, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends, interest on securities sold short, acquired fund fees and expenses, and extraordinary items) do not exceed the following rates, based on each Fund’s average daily net assets:

Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Grizzly Short Fund	Leuthold Core ETF
1.25%	1.85%	1.50%	2.50%	0.65%

Any waiver or reimbursement is subject to later adjustments to allow the Adviser to recoup amounts previously waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation, provided, however, that the recoupment period for the Adviser is limited to three years from the time the expenses were waived or incurred and is limited to the lesser of (1) the expense cap in effect at the time of the waiver, and (2) the expense cap in effect at the time of recapture.

Amounts subject to future recoupment as of September 30, 2022 are as follows:

Leuthold Select Industries Fund
Year of Expiration	Recoverable Amount
9/30/2023	119,193
9/30/2024	61,596
9/30/2025	54,459

Leuthold Core ETF
Year of Expiration	Recoverable Amount
9/30/2023	$115,688
9/30/2024	109,766
9/30/2025	74,063

76	Leuthold Funds - 2022 Annual Report

Leuthold Funds

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. A director and officers of the Company are also officers of the Adviser.

4.DISTRIBUTION PLAN

The Leuthold Global Fund – Retail Class has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whereby Compass Distributors, LLC serves as distributor effective March 7, 2022, with Rafferty Capital Markets, LLC serving as the distributor for the fiscal period October 1, 2021 through March 6, 2022. This plan allows the Fund to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. The Fund may pay all or a portion of this fee to any securities dealer, financial institution, or any other person who renders personal service to the Fund’s shareholders, assists in the maintenance of the Fund’s shareholder accounts, or who renders assistance in distributing or promoting the sale of shares of the Fund pursuant to a written agreement approved by the Directors. To the extent such fee is not paid to such persons, the Fund may use the fee for its expenses of distribution of its shares, including, but not limited to, payment by the Fund of the cost of preparing, printing, and distributing Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the plan.

5.SUB-TRANSFER AGENT AND SHAREHOLDER SERVICING FEE PLANS

The Funds are permitted to pay sub-transfer agent fees for various platform agreement not to exceed 0.15% of the Funds’ average daily net assets. In addition, the Retail Class shares of the Leuthold Core Investment Fund, Leuthold Select Industries Fund, and Grizzly Short Fund have adopted a Shareholder Servicing Fee Plan not to exceed 0.15% of these Funds’ Retail Class shares average daily net assets. These fees are used to finance certain activities related to servicing and maintaining shareholder accounts. Sub-transfer agent and shareholder servicing fees incurred by the Funds are disclosed in the Statements of Operations.

6.INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

7.ILLIQUID SECURITIES

Each Fund may invest up to 15% of net assets in illiquid investments. An “illiquid investment” is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund will take into account relevant market, trading, and investment specific consideration when determining whether an investment is an illiquid investment. The illiquidity status of an investment is generally evaluated monthly. The 15% limitation may include securities whose disposition would be subject to legal restrictions (“restricted securities”). Restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in a fund being unable to realize a favorable price upon disposition of restricted securities and in some cases might make disposition of such securities at the time desired by the fund impossible.

Leuthold Funds - 2022 Annual Report	77

Leuthold Funds

8.LENDING PORTFOLIO SECURITIES

The Funds may lend portfolio securities constituting up to 30% of total assets to unaffiliated broker dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Funds equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The lending Fund does not have the right to vote securities on loan but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required.

As of and during the year ended September 30, 2022, the Funds did not engage in securities lending.

Leuthold Core Investment Fund - Retail - LCORX

Financial Highlights

78	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018 (Consolidated)
Per Share Data(1):
Net asset value, beginning of year	$22.91	$19.70	$18.77	$20.50	$20.54
Income (loss) from investment operations:
Net investment income (loss)(2)	0.07	0.07	0.00 (3)	0.09	0.05
Net realized and unrealized gains on investments and securities sold short	(1.80)	3.17	1.24	0.08	0.61
Total from investment operations	(1.73)	3.24	1.24	0.17	0.66

Less distributions:
From net investment income	—	—	(0.04)	(0.07)	(0.05)
From net realized gains	(1.15)	(0.03)	(0.27)	(1.83)	(0.65)
Redemption fees(3)	0.00	0.00	0.00	0.00	0.00
Total distributions	(1.15)	(0.03)	(0.31)	(1.90)	(0.70)
Net asset value, end of year	$20.03	$22.91	$19.70	$18.77	$20.50

Total Return	(8.19%)	16.44%	6.72%	1.21%	3.23%

Supplemental data and ratios:
Net assets, end of year (thousands)	$247,766	$286,984	$276,018	$316,887	$403,095
Ratio of expenses to average net assets(4)	1.34%	1.36%	1.34%	1.32%	1.38%
Ratio of net investment income (loss) to average net assets(5)	0.33%	(0.31%)	0.00%	0.48%	0.26%
Portfolio turnover rate(6)	64.62%	41.42%	60.08%	66.68%	79.00%

(1)For a share outstanding throughout the period. Rounded to the nearest cent.

(2)Net investment income (loss) per share is calculated based on average shares outstanding.

(3)Amount represents less than $0.005 per share.

(4)The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.16% for the year ended September 30, 2022, 1.23% for the year ended September 30, 2021, 1.20% for the year ended September 30, 2020, 1.20% for the year ended September 30, 2019, and 1.19% for the year ended September 30, 2018.

(5)The net investment income ratios include dividends and interest on securities sold short.

(6)The portfolio turnover rate excludes purchases and sales of securities sold short.

Leuthold Core Investment Fund - Institutional - LCRIX

Financial Highlights

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	79

	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018 (Consolidated)
Per Share Data(1):
Net asset value, beginning of year	$22.98	$19.74	$18.81	$20.53	$20.56
Income from investment operations:
Net investment income (loss)(2)	0.09	(0.05)	0.02	0.11	0.08
Net realized and unrealized gains on investments and securities sold short	(1.80)	3.32	1.23	0.09	0.60
Total from investment operations	(1.71)	3.27	1.25	0.20	0.68

Less distributions:
From net investment income	—	—	(0.05)	(0.09)	(0.06)
From net realized gains	(1.15)	(0.03)	(0.27)	(1.83)	(0.65)
Redemption fees(3)	0.00	0.00	0.00	0.00	0.00
Total distributions	(1.15)	(0.03)	(0.32)	(1.92)	(0.71)
Net asset value, end of year	$20.12	$22.98	$19.74	$18.81	$20.53

Total Return	(8.08%)	16.56%	6.76%	1.33%	3.35%

Supplemental data and ratios:
Net assets, end of year (thousands)	$258,752	$305,516	$268,934	$301,387	$434,164
Ratio of expenses to average net assets(4)	1.26%	1.26%	1.25%	1.22%	1.27%
Ratio of net investment income (loss) to average net assets(5)	0.42%	(0.21%)	0.10%	0.58%	0.37%
Portfolio turnover rate(6)	64.62%	41.42%	60.08%	66.68%	79.00%

(1)For a share outstanding throughout the period. Rounded to the nearest cent.

(2)Net investment income (loss) per share is calculated based on average shares outstanding.

(3)Amount represents less than $0.005 per share.

(4)The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.10% for the year ended September 30, 2022, 1.13% for the year ended September 30, 2021, 1.11% for the year ended September 30, 2020, 1.10% for the year ended September 30, 2019, and 1.08% for the year ended September 30, 2018.

(5)The net investment income ratios include dividends and interest on securities sold short.

(6)The portfolio turnover rate excludes purchases and sales of securities sold short.

Leuthold Global Fund - Retail - GLBLX

Financial Highlights

80	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

	Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018 (Consolidated)
Per Share Data(1):
Net asset value, beginning of period	$9.72	$8.24		$8.09	$9.11	$10.05
Income (loss) from investment operations:
Net investment income (loss)(2)	0.11	(0.05)		0.00 (3)	0.02	0.03
Net realized and unrealized gains (losses) on investments and securities sold short	(1.05)	1.53		0.21	(0.39)	(0.07)
Total from investment operations	(0.94)	1.48		0.21	(0.37)	(0.04)

Less distributions:
From net investment income	(0.04)	(0.00	)(3)	(0.06)	(0.01)	(0.02)
From net realized gains	(0.19)	—		—	(0.64)	(0.88)
Redemption fees	—	—		—	0.00 (3)	0.00 (3)
Total distributions	(0.23)	—		(0.06)	(0.65)	(0.90)
Net asset value, end of period	$8.55	$9.72		$8.24	$8.09	$9.11

Total Return	(9.92%)	18.01%		2.56%	(3.97%)	(0.67%)

Supplemental data and ratios:
Net assets, end of period (thousands)	$4,608	$5,691		$4,690	$7,485	$18,362
Ratio of expenses to average net assets(4)
Before expense reimbursement and recovery	1.96%	1.97%		1.94%	1.88%	1.75%
After expense reimbursement and recovery	1.96%	2.01%		1.91%	1.88%	1.75%
Ratio of net investment income (loss) to average net assets(5)
Before expense reimbursement and recovery	1.14%	(0.44%)		(0.03%)	0.27%	0.28%
After expense reimbursement and recovery	1.14%	(0.48%)		0.01%	0.27%	0.28%
Portfolio turnover rate(6)	54.13%	49.39%		55.31%	93.77%	79.09%

(1)For a share outstanding throughout the period. Rounded to the nearest cent.

(2)Net investment income (loss) per share is calculated based on average shares outstanding.

(3)Amount represents less than $0.005 per share.

(4)The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short before and after expense reimbursement and recorvery were 1.65% and 1.65% for the year ended September 30, 2022, 1.73% and 1.78% for the year ended September 30, 2021, 1.74% and 1.69% for the year ended September 30, 2020, 1.62% and 1.62% for the year ended September 30, 2019, and 1.54% and 1.54% for the year ended September 30, 2018, , respectively.

(5)The net investment income ratios include dividends and interest on securities sold short.

(6)The portfolio turnover rate excludes purchases and sales of securities sold short.

Leuthold Global Fund - Institutional - GLBIX

Financial Highlights

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	81

	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018 (Consolidated)
Per Share Data(1):
Net asset value, beginning of year	$9.86	$8.38	$8.21	$9.23	$10.16
Income (loss) from investment operations:
Net investment income (loss)(2)	0.12	(0.04)	0.02	0.04	0.05
Net realized and unrealized gains (losses) on investments and securities sold short	(1.07)	1.54	0.21	(0.39)	(0.07)
Total from investment operations	(0.95)	1.50	0.23	(0.35)	(0.02)

Less distributions:
From net investment income	(0.05)	(0.02)	(0.06)	(0.03)	(0.03)
From net realized gains	(0.19)	—	—	(0.64)	(0.88)
Redemption fees	—	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Total distributions	(0.24)	(0.02)	(0.06)	(0.67)	(0.91)
Net asset value, end of year	$8.67	$9.86	$8.38	$8.21	$9.23

Total Return	(9.90%)	17.96%	2.79%	(3.70%)	(0.43%)

Supplemental data and ratios:
Net assets, end of year (thousands)	$20,143	$22,939	$21,097	$45,677	$64,389
Ratio of expenses to average net assets(4)
Before expense reimbursement and recovery	1.87%	1.90%	1.73%	1.63%	1.50%
After expense reimbursement and recovery	1.87%	1.95%	1.69%	1.63%	1.50%
Ratio of net investment income (loss) to average net assets(5)
Before expense reimbursement and recovery	1.28%	(0.40%)	0.17%	0.52%	0.53%
After expense reimbursement and recovery	1.28%	(0.45%)	0.21%	0.52%	0.53%
Portfolio turnover rate(6)	54.13%	49.39%	55.31%	93.77%	79.09%

(1)For a share outstanding throughout the period. Rounded to the nearest cent.

(2)Net investment income (loss per share is calculated based on average shares outstanding.

(3)Amount represents less than $0.005 per share.

(4)The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short before and after expense reimbursement and recovery were 1.57% and 1.57% for the year ended September 30, 2022, 1.66% and 1.71% for the year ended September 30, 2021, 1.53% and 1.49% for the year ended September 30, 2020, 1.37% and 1.37% for the year ended September 30, 2019, and 1.29% and 1.29% for the year ended September 30, 2018, respectively.

(5)The net investment income ratios include dividends and interest on securities sold short.

(6)The portfolio turnover rate excludes purchases and sales of securities sold short.

Leuthold Select Industries Fund - Retail - LSLTX

Financial Highlights

82	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data(1):
Net asset value, beginning of year	$33.85	$27.06	$25.02	$27.31	$26.32
Income (loss) from investment operations:
Net investment income (loss)(2)	0.09	(0.10)	(0.04)	(0.03)	(0.01)
Net realized and unrealized gains on investments	(5.09)	8.85	2.81	(0.16)	2.28
Total from investment operations	(5.00)	8.75	2.77	(0.19)	2.27

Less distributions:
From net investment income	(0.08)	—	—	—	(0.01)
From net realized gains	(2.08)	(1.96)	(0.73)	(2.10)	(1.27)
Total distributions	(2.16)	(1.96)	(0.73)	(2.10)	(1.28)
Net asset value, end of year	$26.69	$33.85	$27.06	$25.02	$27.31

Total Return	(16.21%)	34.14%	11.28%	(0.19%)	8.89%

Supplemental data and ratios:
Net assets, end of year (thousands)	$11,965	$14,741	$8,677	$11,784	$18,112
Ratio of expenses to average net assets:
Before expense reimbursement and recovery	1.86%	2.03%	2.75%	1.77%	1.65%
After expense reimbursement and recovery	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement and recovery	(0.07%)	(0.84%)	(1.40%)	(0.39%)	(0.17%)
After expense reimbursement and recovery	0.29%	(0.31%)	(0.16%)	(0.12%)	(0.02%)
Portfolio Turnover	105.72%	62.93%	73.99%	72.87%	104.00%

(1)For a share outstanding throughout the period. Rounded to the nearest cent.

(2)Net investment income (loss) per share is calculated based on average shares outstanding.

Grizzly Short Fund - Retail - GRZZX

Financial Highlights

See Notes to the Financial Statements.	Leuthold Funds - 2022 Annual Report	83

	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Per Share Data(1):
Net asset value, beginning of year	$7.15	$10.82	$16.15	$17.65	$21.48
Income (loss) from investment operations:
Net investment income (loss)(2)	(0.10)	(0.23)	(0.31)	0.19	(0.03)
Net realized and unrealized losses on investments and securities sold short	2.20	(3.44)	(5.01)	(1.54)	(3.80)
Total from investment operations	2.10	(3.67)	(5.32)	(1.35)	(3.83)

Less distributions:
From net investment income	—	—	(0.01)	(0.15)	—
From net realized gains	—	—	—	—	—
Total distributions	—	—	(0.01)	(0.15)	—
Net asset value, end of year	$9.25	$7.15	$10.82	$16.15	$17.65

Total Return	29.37%	(33.92%)	(32.96%)	(7.62%)	(17.83%)

Supplemental data and ratios:
Net assets, end of year (thousands)	$197,384	$60,697	$123,140	$92,238	$98,949
Ratio of expenses to average net assets(3)	2.68%	2.93%	2.84%	2.61%	2.64%
Ratio of net investment income (loss) to average net assets(4)	(1.22%)	(2.93%)	(2.23%)	1.08%	(0.54%)
Portfolio turnover rate(5)	0.00%	0.00%	0.00%	0.00%	0.00%

(1)For a share outstanding throughout the period. Rounded to the nearest cent.

(2)Net investment income (loss) per share is calculated based on average shares outstanding.

(3)The ratio of expenses to average net assets includes dividends and interest on securites sold short. The expense ratios excluding dividends and interest on securities sold short were 1.61% for the year ended September 30, 2022, 1.68% for the year ended September 30, 2021, 1.24% for the year ended September 30, 2020, 1.60% for the year ended September 30, 2019, and 1.53% for the year ended September 30, 2018.

(4)The net investment income ratios include dividends and interest on securities sold short.

(5)The portfolio turnover rate excludes purchases and sales of securities sold short.

Leuthold Core ETF - Retail - LCR

Financial Highlights

84	Leuthold Funds - 2022 Annual Report	See Notes to the Financial Statements.

	Year Ended September 30, 2022	Year Ended September 30, 2021	Period Ended September 30, 2020(1)
Per Share Data(2):
Net asset value, beginning of period	$30.06	$26.63	$25.00
Income (loss) from investment operations:
Net investment income(3)	0.26	0.06	0.08
Net realized and unrealized gains (losses) on investments and securities sold short	(2.76)	3.55	1.55
Total from investment operations	(2.50)	3.61	1.63

Less distributions:
From net investment income	(0.07)	(0.18)	—
From net realized gains	—	—	—
Total distributions	(0.07)	(0.18)	—
Net asset value, end of period	$27.49	$30.06	$26.63

Total Return	(8.34%)	13.59%	6.52%

Supplemental data and ratios:
Net assets, end of period (thousands)	$35,741	$15,030	$11,317
Ratio of expenses to average net assets:
Before expense reimbursement and recovery	0.98%	1.43%	3.31	%(4)
After expense reimbursement and recovery	0.65%	0.65%	0.65	%(4)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement and recovery	0.55%	(0.59%)	(2.23	%)(4)
After expense reimbursement and recovery	0.88%	0.19%	0.43	%(4)
Portfolio Turnover	31.03%	70.83%	47.53%

(1)Fund commenced operations on January 6, 2020. Information presented is for the period January 6, 2020 through September 30, 2020.

(2)For a share outstanding throughout the period. Rounded to the nearest cent.

(3)Net investment income (loss) per share is calculated based on average shares outstanding.

(4)Annualized.

Leuthold Funds - 2022 Annual Report	85

Leuthold Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Leuthold Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and investments sold short (as applicable), of Leuthold Funds, Inc. comprising Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Grizzly Short Fund, and Leuthold Core ETF (the “Funds”) as of September 30, 2022, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of September 30, 2022, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years or periods ended September 30, 2021, and prior, were audited by other auditors whose report dated November 23, 2021, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2022.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2022

86	Leuthold Funds - 2022 Annual Report

Leuthold Funds

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (Unaudited)

The percentage of dividend income distributed for the year ended September 30, 2022, which is designated as qualified dividend income under the Tax Cuts and Jobs Act of 2017, is as follows: Leuthold Core Investment Fund 0.00%, Leuthold Global Fund 100.00%, Leuthold Select Industries Fund 82.37%, Grizzly Short Fund 0.00%, and Leuthold Core ETF 93.00%.

The percentage of dividend income distributed for the year ended September 30, 2022, designated as qualified dividends received deduction available to corporate shareholders, is as follows: Leuthold Core Investment Fund 0.00%, Leuthold Global Fund 56.66%, Leuthold Select Industries Fund 80.54%, Grizzly Short Fund 0.00%, and Leuthold Core ETF 89.56%.

The Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Grizzly Short Fund, and Leuthold Core ETF designated as short-term capital gain distributions 0.00%, 0.00%, 40.50%, 0.00%, and 0.00%, respectively, of their ordinary distributions paid as qualified interest related dividends under the Internal Revenue Code Section 871(k)(1)(C) for the year ended September 30, 2022. The Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Grizzly Short Fund, and Leuthold Core ETF designated as interest related dividends 0.00%, 5.15%, 0.00%, 0.00%, and 7.27%, respectively, of their ordinary distributions paid as qualified interest related dividends under the Internal Revenue Code Section 871(k)(1)(C) for the year ended September 30, 2022.

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Leuthold Funds

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on August 8, 2022, following a recommendation from the Audit Committee, a majority of the Directors who are not “interested persons” of Leuthold Funds, Inc. (the “Funds”) (as defined in the Investment Company Act of 1940) selected Cohen & Company Ltd. (“Cohen”) as independent auditors for the Funds for the fiscal year ending September 30, 2022. Ernst & Young LLP (“EY”) was the independent auditor for the Funds for the fiscal years ended September 30, 2002 through 2021. EY was notified on August 15, 2022, and resigned on August 18, 2022.

The report of Ernst & Young LLP on the financial statements of the Funds for the most recent fiscal period ended September 30, 2021 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audit for the fiscal period ended September 30, 2021, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their report on the financial statements for such years.

88	Leuthold Funds - 2022 Annual Report

Leuthold Funds

Expense Examples – September 30, 2022 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and brokerage charges for the Leuthold Core ETF; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (April 1, 2022 - September 30, 2022).

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. Although the Funds charge no sales load (the Leuthold Core Investment Fund and Leuthold Global Fund charge a 2% redemption fee for redemptions made within five business days after a purchase), you will be assessed fees for outgoing wire transfers, returned checks, or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. To the extent that the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary by fund. These expenses are not included in the following examples. The examples include, but are not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses, and extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the tables is useful

Leuthold Funds - 2022 Annual Report	89

Leuthold Funds

Expense Example Tables (Unaudited)

in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Leuthold Core Investment Fund - Retail - LCORX

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period* April 1, 2022 -September 30, 2022
Actual**	$1,000.00	$ 908.40	$6.51
Hypothetical (5% return before expenses)***	1,000.00	1,018.25	6.88

*Expenses are equal to the Fund’s annualized expense ratio of 1.36%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

**Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $5.74 and the Fund’s annualized expense ratio would be 1.20%.

***Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $6.07 and the Fund’s annualized expense ratio would be 1.20%.

Leuthold Core Investment Fund - Institutional - LCRIX

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period* April 1, 2022 -September 30, 2022
Actual**	$1,000.00	$ 909.20	$6.03
Hypothetical (5% return before expenses)***	1,000.00	1,018.75	6.38

*Expenses are equal to the Fund’s annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

**Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $5.26 and the Fund’s annualized expense ratio would be 1.10%.

***Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $5.57 and the Fund’s annualized expense ratio would be 1.10%

Leuthold Global Fund - Retail - GLBLX

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period* April 1, 2022 -September 30, 2022
Actual**	$1,000.00	$ 879.10	$ 9.66
Hypothetical (5% return before expenses)***	1,000.00	1,014.79	10.35

*Expenses are equal to the Fund’s annualized expense ratio of 2.05%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

**Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $8.29 and the Fund’s annualized expense ratio would be 1.76%.

***Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $8.90 and the Fund’s annualized expense ratio would be 1.76%

90	Leuthold Funds - 2022 Annual Report

Leuthold Funds

Expense Example Tables (Unaudited) (continued)

Leuthold Global Fund - Institutional - GLBIX

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period* April 1, 2022 -September 30, 2022
Actual**	$1,000.00	$ 879.50	$8.81
Hypothetical (5% return before expenses)***	1,000.00	1,015.69	9.45

*Expenses are equal to the Fund’s annualized expense ratio of 1.87%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

**Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $7.40 and the Fund’s annualized expense ratio would be 1.57%.

***Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $7.94 and the Fund’s annualized expense ratio would be 1.57%.

Leuthold Select Industries Fund - Retail - LSLTX

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period* April 1, 2022 -September 30, 2022
Actual**	$1,000.00	$ 821.10	$6.85
Hypothetical (5% return before expenses)***	1,000.00	1,017.55	7.59

*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half period.

Grizzly Short Fund - Retail - GRZZX

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period* April 1, 2022 -September 30, 2022
Actual**	$1,000.00	$1,260,.20	$14.39
Hypothetical (5% return before expenses)***	1,000.00	1,012.33	12.81

*Expenses are equal to the Fund’s annualized expense ratio of 2.54%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half period.

**Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $9.01 and the Fund’s annualized expense ratio would be 1.59%.

***Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $8.04 and the Fund’s annualized expense ratio would be 1.59%.

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Leuthold Funds

Expense Example Tables (Unaudited) (continued)

Leuthold Core ETF - LCR

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period* April 1, 2022 -September 30, 2022
Actual**	$1,000.00	$ 896.80	$3.09
Hypothetical (5% return before expenses)***	1,000.00	1,021.81	3.29

*Expenses are equal to the Fund’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half period.

92	Leuthold Funds - 2022 Annual Report

Leuthold Funds

Leuthold Liquidity Risk Management Disclosure

On May 9, 2022, the Directors of Leuthold Funds, Inc. reviewed and considered a written report prepared by the program administrator of the Funds’ Liquidity Risk Management Program (the “Program”), the Funds’ Liquidity Risk Management Committee (the “Program Administrator”), which addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation for the most recent annual period (the “Review Period”). In considering the report, the Directors noted that the Program Administrator has determined that the Funds primarily hold, and continue to hold, assets that are highly liquid investments, and thus may rely on the exclusion from the requirements to determine and review a highly liquid investment minimum and to adopt shortfall policies and procedures. They then confirmed with the Program Administrator that no material changes were made to the Program and reviewed all of the material features of the Program to ensure that they understand how the Program is designed to assess and manage the risk that the Funds could not meet requests to redeem shares issued by the Funds without significant dilution of remaining investors in the Funds. The Directors noted that the Program Administrator concluded that in all market conditions and under all Fund-specific stresses to date, the Funds have been able to meet redemption needs without significant dilution to the Funds’ remaining investors during the Review Period. Following the Directors’ review and discussion, they determined that they believe the disclosures in the report, taken as a whole, provide the information necessary for the Directors to effectively assess the Program and its implementation during the Review Period, and that they are comfortable with the report’s conclusion that the Program is reasonably designed to assess and manage the Funds’ liquidity risk and complies with the requirements of Rule 22e-4, and that the Program has operated as intended during the Review Period.

Leuthold Funds - 2022 Annual Report	93

Leuthold Funds

ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

Independent Directors

Name, Year of Birth and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen By Directors	Other Directorships Held by Director
Lawrence L. Horsch (1934) c/o Leuthold Weeden Capital Management 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Chairman and Director	Indefinite, Director since 1995	Chairman, Eagle Management & Financial Corp., a management consulting firm	5	Somero Enterprises and Pioneer Sales Group

Steven R. Schroll (1957) c/o Leuthold Weeden Capital Management 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Director and Chair of Nominating Committee	Indefinite, Director since 2019	Retired. Served as Senior Equity Portfolio Manager at Ameriprise Financial (Columbia Management) from 2002 to 2018	5	None

Addison L. Piper (1946) c/o Leuthold Weeden Capital Management 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Director and Chair of Audit Committee	Indefinite, Director since 2009	Retired Chairman and Chief Executive Officer of Piper Sandler Companies (f/k/a Piper Jaffray Companies)	5	None

94	Leuthold Funds - 2022 Annual Report

Leuthold Funds

ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

Interested Persons

Name, Year of Birth and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen By Directors	Other Directorships Held by Director
John C. Mueller (1968) 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Director President	Indefinite, Director since 2009 One year term, President since 2011	Co-Chief Executive Officer of The Leuthold Group since 2005. Involved in Sales and Marketing for The Leuthold Group since 2001	5	None

Roger A. Peters (1960) 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Vice President and Chief Compliance Officer and Anti-Money Laundering Officer	One year term, Chief Compliance Officer since 2006 and Vice President since 2007 and Anti-Money Laundering Officer since 2011	Chief Compliance Officer of the Adviser since 2005	N/A	N/A

Glenn R. Larson (1965) 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Treasurer and Secretary	One year term, Treasurer and Secretary since 2022, Assistant Secretary since 2006	Compliance Officer of the Adviser since 2005	N/A	N/A

The Statement of Additional Information includes additional information about the Funds’ Directors and is available free of charge upon request by calling the Funds toll free at (800) 273-6886.

Information regarding the method the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 273-6886, or by accessing the Funds’ website at www.leutholdfunds.com or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling toll-free at (800) 273-6886 or on the SEC’s website at www.sec.gov.

Leuthold Funds

Investment Adviser:

The Leuthold Group, LLC, doing business
as Leuthold Weeden Capital Management, Minneapolis, Minnesota

Administrator, Transfer Agent, Fund Accountant,
Shareholder Servicing Agent:

U.S. Bancorp Fund Services, LLC, Milwaukee, Wisconsin

Custodian:

U.S. Bank, N.A.,
Milwaukee, Wisconsin

Counsel:

Foley & Lardner, LLP, Milwaukee, Wisconsin

Independent Registered
Public Accounting Firm:

Cohen & Company, Ltd.
Cleveland, Ohio

The Funds are required to file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. Once filed, the Funds’ Form N-PORT is available without charge on the SEC’s website (http://www.sec.gov) and is available upon request by calling 1-800-273-6886.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Addison Piper is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services refer to the principal accountant assisting in the preparation of US tax income tax returns, state returns and, where applicable, excise tax returns, and assisting with tax compliance and tax planning. No “other services” were provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2022	FYE 9/30/2021
Audit Fees	$115,000	$193,000
Audit-Related Fees	$0	$0
Tax Fees	$18,500	$16,200
All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

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(e)(2) The percentage of fees billed by Cohen & Company, Ltd., for the fiscal year ended September 30, 2022, and Ernst & Young, LLP, for the fiscal year ended September 30, 2021, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2022	FYE 9/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years:

Non-Audit Related Fees	FYE 9/30/2022	FYE 9/30/2021
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Addison Piper, Lawrence Horsch, and Steven Schroll.

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchaser.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing, filed December 8, 2008.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Leuthold Funds, Inc.

By (Signature and Title)	/s/ John Mueller
John Mueller, President/Principal Executive Officer

Date	December 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Mueller
John Mueller, President/Principal Executive Officer

Date	December 6, 2022

By (Signature and Title)*	/s/ Glenn Larson
Glenn Larson, Treasurer/Principal Financial Officer

Date	December 6, 2022

* Print the name and title of each signing officer under his or her signature.

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